                                                                   EXHIBIT 10.27


                               CREDIT AGREEMENT

                                 by and among

                          EVEREN CAPITAL CORPORATION,


                           THE LENDERS PARTY HERETO,


                LASALLE NATIONAL BANK, as Documentation Agent,

                                      and

                             THE BANK OF NEW YORK,
                            as Administrative Agent



                          __________________________

                                  $50,000,000

                          __________________________



                           Dated as of July 11, 1997

                    ARRANGED BY:  BNY CAPITAL MARKETS, INC.

                                      and

                             LASALLE NATIONAL BANK

     Credit Agreement, dated as of July 11, 1997, by and among EVEREN CAPITAL CORPORATION, a Delaware corporation (the "Borrower"), the Lenders party hereto
                                          --------
from time to time, including each party that shall become a Lender pursuant to
Section 10.7 (each a "Lender" and, collectively, the "Lenders"), LaSalle
                      ------                          -------
National Bank, as documentation agent (in such capacity, the "Documentation
                                                              -------------
Agent"), and The Bank of New York ("BNY"), as administrative agent for the
-----                               ---
Lenders (in such capacity, the "Administrative Agent").
                                --------------------


1.   DEFINITIONS AND PRINCIPLES OF CONSTRUCTION
     ------------------------------------------

     1.1  Definitions
          -----------

     When used herein, each of the following terms shall have the meaning ascribed thereto unless the context hereof otherwise specifically requires:

     "ABR Advances": the Loans (or any portions thereof) at such time as they
      ------------
(or such portions) are made or are being maintained at a rate of interest based upon the Alternate Base Rate.

     "Accountants": Deloitte & Touche LLP, or such other firm of independent
      -----------
certified public accountants of recognized national standing as shall be selected by the Borrower and reasonably satisfactory to the Administrative Agent.

     "Acquisition": the purchase or other acquisition by any Person, by any
      -----------
means whatsoever (including by devise, bequest, gift, through a dividend or otherwise), of ownership of (a) Stock of, or other equity securities of, any other Person if, immediately thereafter, such other Person would be either a consolidated subsidiary of such Person or otherwise under the control of such Person, (b) any business, going concern or division or segment thereof, or (c) the Property of any other Person other than in the ordinary course of business, provided, however, that no acquisition of substantially all of the assets of such other Person shall be deemed to be in the ordinary course of business.

     "Administrative Agent": as defined in the preamble.
      --------------------

     "Advance": an ABR Advance or a LIBOR Advance, as the case may be.
      -------

     "Affected Advance":  as defined in Section 3.8(b).
      ----------------

     "Affiliate": with respect to any Person at any time and from time to time,
      ---------
any other Person (other than a consolidated subsidiary of such Person) which, at such time (a) controls such Person, or (b) is under common control with such Person. The term "control", as used in this definition with respect to any Person, means the power, whether direct, or indirect through one or more intermediaries, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract or otherwise.

     "Aggregate Commitments": the Commitments of all of the Lenders.
      ---------------------

     "Aggregate Commitment Amount":  the sum of the Commitment Amounts of all
      ---------------------------
Lenders.

     "Aggregate Outstandings":  the sum of the Outstandings of all Lenders.
      ----------------------

     "Agreement": this Credit Agreement, as the same may be amended,
      ---------
supplemented or otherwise modified from time to time.

     "Alternate Base Rate": for any day, a rate per annum equal to the greater
      -------------------
of (a) the BNY Rate in effect on such day, or (b) 0.50% plus the Federal Funds Effective Rate.

     "Annual EBITDA": as of any date, EBITDA for the period comprised of the
      -------------
four consecutive fiscal quarters ended on or immediately prior to such date in respect of which financial statements have been delivered pursuant to Section 6.7(a) or 6.7(c), as the case may be.

     "Annual Interest Expense": as of any date, Interest Expense for the period
      -----------------------
comprised of the four consecutive fiscal quarters ended on or immediately prior to such date in respect of which financial statements have been delivered pursuant to Section 6.7(a) or 6.7(c), as the case may be.

     "Applicable Margin":  0.0% for ABR Advances and 1.25% for LIBOR Advances.
      -----------------

     "Assignment": as defined in Section 10.7(c).
      ----------

     "Assignment and Acceptance Agreement": an assignment and acceptance
      -----------------------------------
agreement executed by an assignor and an assignee pursuant to which, subject to the terms and conditions hereof, the assignor assigns to the assignee all or any portion of such assignor's Commitment, Loan and Note, substantially in the form of Exhibit I.

     "BNY": as defined in the preamble.
      ---

     "BNY Rate": a rate of interest per annum equal to the rate of interest
      --------
publicly announced in New York, New York by BNY from time to time as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

     "Borrower": as defined in the preamble.
      --------

     "Borrower Security Agreement": as defined in Section 5.1(c).
      ---------------------------

     "Borrowing Date": as defined in Section 2.3.
      --------------

     "Borrowing Request": a request for Loans in the form of Exhibit C.
      -----------------

     "Capital Expenditures": with respect to any Person for any period, the
      --------------------
aggregate of all expenditures incurred by such Person during such period for property, plant and equipment which, in accordance with GAAP, is or should be capitalized on the balance sheet of such Person.

     "CFO": the chief financial officer of the Borrower or such other officer
      ---
thereof as shall be reasonably satisfactory to the Administrative Agent.

     "Code": the Internal Revenue Code of 1986, as amended from time to time, or
      ----
any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

     "Collateral": the assets and other property in which a security interest is
      ----------
granted under the Collateral Documents.

     "Collateral Documents": collectively, upon the execution and delivery
      --------------------
thereof, the Borrower Security Agreement, and all documents executed or delivered in connection therewith.

     "Commitment": in respect of any Lender, such Lender's undertaking during
      ----------
the Commitment Period to make Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not exceeding its Commitment Amount.

     "Commitment Amount": as of any date and with respect to any Lender, the
      -----------------
amount set forth adjacent to its name under the heading "Commitment Amount" in Exhibit A on such date or, in the event that such Lender is not listed in Exhibit A, the "Commitment Amount" which such Lender shall have assumed from another Lender in accordance with Section 10.7 on or prior to such date, in each case as the same may be adjusted from time to time pursuant to Sections 2.7 and 10.7.

     "Commitment Fee": as defined in Section 3.11.
      --------------

     "Commitment Percentage": as of any date and with respect to any Lender, a
      ---------------------
fraction the numerator of which is such Lender's Commitment Amount and the denominator of which is the Aggregate Commitment Amount on such date (or, if no Commitments then exist, the percentage equal to such Lender's Commitment Amount on the last day upon which Commitments did exist divided by the Aggregate Commitment Amount on such day).

     "Commitment Period": the period from the Effective Date to but excluding
      -----------------
the Initial Maturity Date or, if the Initial Maturity Date has been extended in accordance with Section 2.5(b), the Extended Maturity Date, or such earlier date on which the Commitments shall have been terminated.

     "Common Stock": the Common Stock, $.01 par value per share, of the
      ------------
  Borrower.

     "Compliance Certificate": a certificate in the form of Exhibit H.
      ----------------------

     "Consolidated": the Borrower and the Subsidiaries on a consolidated basis
      ------------
in accordance with GAAP.

     "Contingent Obligation": as to any Person (the "secondary obligor"), any
      ---------------------
obligation of such secondary obligor (a) guaranteeing or in effect guaranteeing any return on any Investment made by another Person, or (b) guaranteeing or in effect guaranteeing any Indebtedness, lease (other than an operating lease, but only until such time as a demand is made upon the secondary obligor to perform under its guarantee of such operating lease), dividend or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of such secondary obligor, whether contingent or otherwise, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation,
(iv) otherwise to assure or hold harmless the beneficiary of such primary obligation against loss in respect thereof, and (v) in respect of the Indebtedness of any partnership in which such secondary obligor is a general partner, except to the extent that such Indebtedness of such partnership is nonrecourse to such secondary obligor and its separate Property; provided, however, that the term "Contingent Obligation" shall not include the endorsement of instruments for deposit or collection in the ordinary course of business.
For purposes of this Agreement, the amount of any Contingent Obligation shall be deemed to be the amount that is equal to the stated amount of such Contingent Obligation or, if the same is not stated, the maximum reasonably anticipated amount payable by such Person in respect thereof as determined by such Person in good faith.

     "Control Person": as defined in Section 3.6.
      --------------

     "Default": any of the events specified in Section 8.1, whether or not any
      -------
requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     "Disposition": with respect to any Person, any sale, assignment, transfer
      -----------
or other disposition by such Person, by any means, of

          (a) the Stock of, or other equity interests of, any other Person, other than in the ordinary course of business,

          (b)  any business, operating entity, division or segment thereof, or

          (c) any other Property of such Person, other than tangible personal Property in the ordinary course of business, provided that no such sale, assignment, transfer or other disposition of Property shall be deemed to be in the ordinary course of business if it is the sale, assignment, transfer or disposition of (i) all or substantially all of the Property of such Person or
(ii) an Operating Entity.

     "Documentation Agent":  as defined in the preamble.
      -------------------

     "Dollar or "$": lawful currency of the United States of America.
      ------     -

     "Domestic Business Day": any day on which the Administrative Agent shall be
      ---------------------
open to the public at its office set forth in Section 10.2 for the transaction of its normal banking business.

     "EBITDA": for any period, the net income of the Borrower and the
      ------
Subsidiaries on a Consolidated basis in respect of such period plus, to the
                                                               ----
extent used in determining such net income, the sum of, without duplication, Interest Expense, income tax expense, depreciation, amortization (including amortization of Forgivable Loans), and all other non-cash charges in respect of such period.

     "Employee Stock Program": the Borrower's 1995 Stock Plan, 1995 Non-Employee
      ----------------------
Directors Plan, 1996 New Employee Restricted Stock Purchase Plan, 1996 Employee Periodic Payroll Stock Purchase Plan and 1996 Restricted Stock Incentive Plan, as the same may be amended, supplemented or otherwise modified from time to time.

     "Effective Date": as defined in Section 10.19.
      --------------

     "Employee Benefit Plan": an employee benefit plan within the meaning of
      ---------------------
Section 3(3) of ERISA maintained, sponsored or contributed to by the Borrower, any Subsidiary or any ERISA Affiliate.

     "ERISA": the Employee Retirement Income Security Act of 1974, as amended
      -----
from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

     "ERISA Affiliate": when used with respect to an Employee Benefit Plan,
      ---------------
ERISA, the PBGC or a provision of the Code pertaining to employee benefit plans, any Person that is a member of any group of organizations within the meaning of Sections 414(b) or (c) of the Code or, solely with respect to applicable provisions of the Code, Sections 414(m) or (o) of the Code, of which the Borrower or any Subsidiary is a member.

     "ESOP": the EVEREN Capital Corporation 401(k) and Employee Stock Ownership
      ----
Plan, as the same may be amended, supplemented or otherwise modified from time to time.

     "ESOP Trust": the EVEREN Capital Corporation 401(k) and Employee Stock
      ----------
Ownership Trust which implements and forms a part of the ESOP.

     "Event of Default": any of the events specified in Section 8.1, provided
      ----------------
that any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

     "EVEREN Clearing Corp.": EVEREN Clearing Corp., a Delaware corporation.
      ---------------------

     "EVEREN Holdings": EVEREN Securities Holdings, Inc., a Delaware
      ---------------
corporation.

     "EVEREN Securities": EVEREN Securities, Inc., a Delaware corporation.
      -----------------

     "Extended Maturity Date":  the one year anniversary of the Initial Maturity
      ----------------------
Date or, if such day is not a Domestic Business Day, the immediately preceding Domestic Business Day.

     "Extension Request Notice": an extension request notice substantially in
      ------------------------
the form of Exhibit E.

     "Federal Funds Effective Rate": for any period, a fluctuating interest rate
      ----------------------------
per annum equal for each day during such period to the weighted average (rounded, if necessary, to the nearest 1/100 of 1% or, if there is no nearest 1/100 of 1%, then to the next higher 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Domestic Business Day, for the next preceding Domestic Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Domestic Business Day, the average (rounded, if necessary, to the nearest 1/100 of 1% or, if there is no nearest 1/100 of 1%, then to the next higher 1/100 of 1%) of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Fees":  as defined in Section 3.2.
      ----

     "Financial Statements": as defined in Section 4.15.
      --------------------

     "Forgivable Loan": a loan made to induce a prospective or current employee
      ---------------
to become or remain employed by EVEREN Securities, EVEREN Holdings or the Borrower that by its terms will be forgiven in part or in whole if the recipient remains employed by EVEREN Securities, EVEREN Holdings or the Borrower, as appropriate, for the time period(s) specified in the note evidencing such loan.

     "Funded Current Liability Percentage":  as defined in Section 401(a)(29) of
      -----------------------------------
the Code.

     "GAAP": generally accepted accounting principles as from time to time in
      ----
effect in the United States. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to reflect such change in GAAP (subject to the approval of the Required Lenders), provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

     "Gateway": Gateway Mortgage Acceptance Corporation, a Delaware corporation.
      -------

     "Governmental Authority": any foreign, federal, state, municipal or other
      ----------------------
government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

     "Highest Lawful Rate": the maximum rate of interest, if any, which at any
      -------------------
time or from time to time may be contracted for, taken, charged or received on the Loans or the Notes or which may be owing to any Lender pursuant to this Agreement under the laws applicable to such Lender and this Agreement.

     "Indebtedness": as to any Person, at a particular time, all items of such
      ------------
Person which constitute, without duplication, (a) indebtedness for borrowed money or the deferred purchase price of Property (other than trade payables and accrued expenses (including repurchase obligations, short sales and payables to broker/dealers and customers arising out of the purchase and sale of securities and commodities) incurred in the ordinary course of business), (b) indebtedness evidenced by notes, bonds, debentures or similar instruments, (c) obligations with respect to any conditional sale or other title retention agreement, (d) indebtedness arising under acceptance facilities and the amount available to be drawn under all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment of such drafts, (e) all liabilities secured by any Lien on any Property owned by such Person even though such Person shall not have assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual Liens arising in the ordinary course of business), (f) that portion of any obligation of such Person, as lessee, which in accordance with GAAP is required to be capitalized on the balance sheet of such Person, and (g) Contingent Obligations. Notwithstanding the foregoing, the following shall not constitute Indebtedness:
(i) collateralized mortgage obligations reflected in the balance sheet of Gateway incurred or assumed by Gateway in the ordinary course of its business, and (ii) Indebtedness incurred by Everen Securities and EVEREN Clearing Corp. to finance the acquisition or carrying of securities for its own account or for the account of its customers in the ordinary course of business.

     "Indemnified Liabilities": as defined in Section 10.5.
      -----------------------

     "Initial Maturity Date":  June 30, 1999, or, if such day is not a Domestic
      ---------------------
Business Day, the immediately preceding Domestic Business Day.

     "Intercompany Indebtedness": (a) Indebtedness of the Borrower to one or
      -------------------------
more of the Subsidiaries, provided that such Indebtedness is subordinated to all of the obligations of the Borrower under the Loan Documents pursuant to a subordination agreement in all respects reasonably satisfactory to the Administrative Agent and the Required Lenders, and (b) demand Indebtedness of one or more of the Subsidiaries to the Borrower or any one or more of the other Subsidiaries.

     "Interest Coverage Ratio": as of any date, the ratio of (a) Annual EBITDA
      -----------------------
on such date to (b) Annual Interest Expense on such date.

     "Interest Expense": for any period, the interest expense on Indebtedness of
      ----------------
the Borrower and the Subsidiaries on a Consolidated basis (excluding (a) interest expense of EVEREN Securities and EVEREN Clearing Corp. on indebtedness incurred to finance the acquisition or carrying of securities for their respective own accounts or for the accounts of their respective customers in the ordinary course of business, and (b) interest expense in respect of collateralized mortgage obligations reflected in the balance sheet of Gateway incurred or assumed by Gateway in the ordinary course of its business) in respect of such period (after giving effect to all Interest Rate Protection Arrangements), determined in accordance with GAAP.

     "Interest Payment Date": (i) as to any ABR Advance, the last day of each
      ---------------------
March, June, September and December commencing on the first of such days to occur after such ABR Advance shall have been made or any LIBOR Advance shall have been converted to such ABR Advance, (ii) as to any LIBOR Advance in respect of which the Borrower shall have selected an Interest Period of one, two or three months, the last day of such Interest Period, (iii) as to any LIBOR Advance in respect of which the Borrower shall have selected an Interest Period greater than three months, the last day of each three month interval during such Interest Period and, in any event, on the last day of such Interest Period, and
(iv) as to all Advances, on the date that the Loans shall become or shall be declared to be due and payable.

     "Interest Period": the period commencing on any LIBOR Business Day selected
      ---------------
by the Borrower in accordance with Section 2.3 or Section 3.3 and ending one, two, three or six months thereafter, as selected by the Borrower in accordance with such Sections, subject to the following:

          (i) if any Interest Period would otherwise end on a day which is not a LIBOR Business Day, such Interest Period shall be extended to the immediately succeeding LIBOR Business Day unless the result of such extension would be to carry the end of such Interest Period into another calendar month, in which event such Interest Period shall end on the LIBOR Business Day immediately preceding such day; and

          (ii) if any Interest Period shall begin on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), such Interest Period shall end on the last LIBOR Business Day of such latter calendar month.

     "Interest Rate Protection Arrangement": any interest rate swap, cap or
      ------------------------------------
collar arrangement or any other derivative product customarily offered by banks to their customers in order to reduce the exposure of such customers to interest rate fluctuations, as the same may be amended, supplemented or otherwise modified from time to time.

     "Investments": as defined in Section 7.5.
      -----------

     "Lender" and "Lenders": as defined in the preamble.
      ------       -------

     "Leverage Ratio": as of any date, the ratio of (a) Total Indebtedness on
      --------------
such date to (b) Annual EBITDA as of such date.

     "LIBOR Advance": a given portion of the Loans selected by the Borrower to
      -------------
bear interest during an Interest Period selected by the Borrower at a rate per annum based upon a LIBOR Rate determined with reference to such Interest Period, all pursuant to and in accordance with Sections 2.3 and 3.3.

     "LIBOR Business Day": any Domestic Business Day on which the Administrative
      ------------------
Agent is open for international business (including dealings in Dollar deposits).

     "LIBOR Rate": with respect to each LIBOR Advance and as determined by BNY
      ----------
and reported to the Administrative Agent, the rate of interest per annum (rounded, if necessary, to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, then to the next higher 1/16 of 1%) equal to a fraction, the numerator of which is the rate, as reported by BNY to the Administrative Agent, quoted by BNY to leading banks in the interbank eurodollar market as the rate at which BNY is offering Dollar deposits in an amount approximately equal to BNY's Commitment Percentage of such LIBOR Advance and having a period to maturity approximately equal to the Interest Period applicable to such LIBOR Advance, as quoted two LIBOR Business Days prior to the first day of such Interest Period, and the denominator of which is an amount equal to 1.00 minus the aggregate of
                                                        -----
the then stated rates during such Interest Period of all reserve requirements (including marginal, emergency, supplemental and special reserves), expressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which BNY and other major United States money center banks are subject, in respect of eurocurrency funding (currently referred to as "eurocurrency liabilities" in Regulation D of the Board of Governors of the Federal Reserve System) without benefit of credits for proration, exceptions or offsets which may be available from time to time to BNY.

     "Lien": any mortgage, pledge, assignment, lien, encumbrance or security
      ----
interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

     "Liquidity Ratio": at any time, with respect to EVEREN Clearing Corp., the
      ---------------
ratio of (x) the sum of, without duplication, the Loan Value of (i) all Cash, Cash Equivalents (excluding Customer Securities), Debt Securities (excluding Customer Securities), Investment Grade Structured Finance Securities (excluding Customer Securities) and Marketable Securities (excluding Customer Securities) of EVEREN Clearing Corp. to the extent not subject to any Liens, and (ii) all Customer Securities of EVEREN Clearing Corp. that collateralize margin debts to the extent not subject to any Liens other than the rights of the applicable customers therein to (y) all Indebtedness of EVEREN Clearing Corp. to the extent not secured by any Liens (excluding settlement obligations of EVEREN Clearing Corp. in the ordinary course of its business). For purposes of calculating the Liquidity Ratio, the following terms shall have the following meanings:

          "Cash":  freely transferable lawful money of the United States.
           ----

          "Cash Equivalents":  Treasury bills, commercial paper, certificates of
           ----------------
     deposit and bankers acceptances.

          "Customer Securities": securities received by or on behalf of a broker
           -------------------
     or dealer for the account of any customer, securities carried long by a broker or dealer for the account of any customer, and securities sold to, or bought for, a customer by a broker or dealer.

          "Debt Securities": securities evidenced by notes, bonds, debentures or
           ---------------
     similar instruments issued by U.S. corporations.

          "Investment Grade": a security having a credit rating of BBB- or
           ----------------
     better by S&P or Baa3 or better by Moody's or, in the case of commercial paper, having a credit rating of A-2 or better by S&P or P-2 or better by Moody's.

          "Loan Value": (i) with respect to Cash, 100%; (ii) with respect to
           ----------
     Cash Equivalents, 98% of Market Value; (iii) with respect to Debt Securities issued by or fully guaranteed by the United States of America:
     95% of Market Value; (iv) with respect to Investment Grade Debt Securities issued by any state or municipality: 90% of Market Value; (v) with respect to Investment Grade Debt Securities issued by any corporation: 90% of Market Value; (vi) with respect to non-Investment Grade Debt Securities issued by any corporation: 80% of Market Value; (vii) with respect to Investment Grade Structured Finance Securities, 85% of Market Value; (viii) with respect to Customer Securities constituting Marketable Securities: 80% of Market Value; and (ix) with respect to Marketable Securities (excluding Customer Securities): 50% of Market Value.

          "Marketable Securities": shares of capital stock and Debt Securities
           ---------------------
     convertible into shares of capital stock (excluding warrants, options, derivatives and similar securities).

          "Market Value": of each share or other unit of any securities of any
           ------------
     class at a particular time, means the fair market value determined for such share or other unit at or immediately prior to such time by the party making the determination in good faith in accordance with its customary procedures. For purposes of this definition, accrued interest on interest bearing securities (other than governmental securities and Investment Grade securities) will be excluded from the determination of Market Value by the party making such determination.

          "Moody's  Moody's Investors Service, Inc., or any successor thereto.
           -------

          "S&P":  Standard & Poor's Ratings Services, a division of The McGraw-
           ---
     Hill Companies, Inc., or any successor thereto.

          "Structured Finance Securities": (a) any securities representing
           -----------------------------
     participations in, or the payment of which is secured by, a pool of loans the repayment of which is secured by a mortgage, deed of trust, other mortgage securities or other fee or leasehold interest upon real estate or other assets, (b) securities representing participations in, or the payment of which is secured by, a pool of receivables (of any nature) or (c) any similar securities.

     "Loan" and "Loans": as defined in Section 2.1.
      ----       -----

     "Loan Documents": this Agreement, the Collateral Documents and, upon the
      --------------
execution and delivery thereof, the Notes.

     "Loan Party": with respect to any Loan Document, any Person (other than the
      ----------
Administrative Agent or any Lender) which, in accordance with the terms of such Loan Document, is or is to be a party thereto.

     "Management Fees": with respect to any Person, all fees and expenses paid
      ---------------
or incurred by such Person for corporate, general, administrative and management services.

     "Margin Stock": any "margin stock", as said term is defined in Regulation U
      ------------
of the Board of Governors of the Federal Reserve System, as amended from time to time.

     "Material Adverse": with respect to any change or effect, a material
      ----------------
adverse change in, or effect on, as the case may be, (i) the financial condition, operations, business or Property of the Borrower or the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower to perform its obligations under the Loan Documents, or (iii) the enforceability of any Loan Document.

     "Multiemployer Plan": a Pension Plan which is a multiemployer plan as
      ------------------
defined in Section 4001(a)(3) of ERISA.

     "Net Worth": at any date of determination, the sum of all amounts which
      ---------
would be included under stockholders' equity on a Consolidated balance sheet of the Borrower determined in accordance with GAAP.

     "Note" and "Notes": as defined in Section 2.2.
      ----       -----

     "Operating Entity": (a) any Person, (b) any business or operating units of
      ----------------
a Person which is, or could be, operated separate and apart from the other businesses and operations of such Person, or (c) any other line of business or business segment.

     "Other Non-Allowable Assets":  assets other than assets (a) resulting
      --------------------------
from Capital Expenditures and Forgivable Loans that are excluded when calculating net capital (as defined in Rule 15c3-1) and (b) that constitute deposits with clearing organizations, securities not readily marketable or exchange memberships.

     "Outstandings":  as of any date and with respect to each Lender, an
      ------------
amount equal to the outstanding principal balance on such date of the Loans of such Lender.

     "Outstanding Percentage": as of any date and with respect to each Lender,
      ----------------------
a fraction the numerator of which is the Outstandings of such Lender on such date, and the denominator of which is the aggregate Outstandings of all Lenders on such date.

     "PBGC": the Pension Benefit Guaranty Corporation established pursuant to
      ----
Subtitle A of Title IV of ERISA, or any Governmental Authority succeeding to the functions thereof.

     "Pension Plan":  at any time, any Employee Benefit Plan (including a
      ------------
Multiemployer Plan) subject to Section 302 of ERISA or Section 412 of the Code, the funding requirements of which are, or at any time within the six years immediately preceding the time in question, were in whole or in part, the responsibility of the Borrower, any Subsidiary or an ERISA Affiliate.

     "Person":  any individual, firm, partnership, joint venture, corporation,
      ------
association, business enterprise, joint stock company, unincorporated association, trust, Governmental Authority or any other entity, whether acting in an individual, fiduciary, or other capacity, and for the purpose of the definition of "ERISA Affiliate", a trade or business.

     "PO":  any purchase of, or offering (including an initial public offering)
      --
to purchase, the Stock of the Borrower, excluding purchases under the Employee Stock Programs.

     "Prohibited Transaction": a transaction that is prohibited under Section
      ----------------------
4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA or any other prohibited transaction exemption.

     "Property": in respect of any Person, all types of real, personal or mixed
      --------
property and all types of tangible or intangible property owned or leased by such Person.

     "Regulatory Change": (a) the introduction or phasing in of any law, rule or
      -----------------
regulation after the date hereof, (b) the issuance or promulgation after the date hereof of any directive, guideline or request from any central bank or United States or foreign Governmental Authority (whether or not having the force of law), or (c) any change after the date hereof, or any clarification after the date hereof having the effect of a change, in the interpretation of any existing law, rule, regulation, directive, guideline or request by any central bank or United States or foreign Governmental Authority charged with the administration thereof.

     "Required Lenders": at any time, Lenders having Commitment Amounts or, if
      ----------------
the Commitments have been terminated or are otherwise no longer in effect, Lenders having Outstandings equal to or more than 66-2/3% of the Aggregate Commitment Amount or the Aggregate Outstandings, as the case may be, at such time.

     "Restricted Payment": with respect to any Person, any of the following,
      ------------------
whether direct or indirect: (a) the declaration or payment by such Person of any dividend or distribution on any class of Stock of such Person, other than a dividend payable solely in shares of that class of Stock to the holders of such class, (b) the declaration or payment by such Person of any distribution on any other type or class of equity interest or equity investment in such Person, and
(c) any redemption, retirement, purchase or acquisition of, or sinking fund or other similar payment in respect of, any class of Stock of, or other type or class of equity interest or equity investment in, such Person, except for purchases or retirements required under the terms of the ESOP.

     "Rule 15c3-1":  Rule 15c3-1 of the General Rules and Regulations as
      -----------
promulgated by the SEC (17 CFR 240. 15c3-1), as such Rule may be amended from time to time, or any rule or regulation of the SEC which replaces such Rule.

     "SEC:  the Securities and Exchange Commission, or any other Governmental
      ---
Authority succeeding to the functions thereof.

     "Special Counsel": Emmet, Marvin & Martin, LLP, or such other counsel as
      ---------------
the Administrative Agent shall retain as its counsel in connection herewith.

     "Stock": any and all shares, interests, warrants, options, rights of
      -----
conversion, participations or other equivalents (however designated) of capital stock.

     "Subsidiary": at any time and from time to time, any corporation,
      ----------
association, partnership, joint venture or other business entity of which the Borrower and/or any Subsidiary of the Borrower, directly or indirectly at such time, either (a) in respect of a corporation, owns or controls more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors or similar managing body, irrespective of whether a class or classes shall or might have voting power by reason of the happening of any contingency, or (b) in respect of an association, partnership, joint venture or other business entity, is entitled to share in more than 50% of the profits and losses, however determined.

     "Taxes": as defined in Section 3.10.
      -----

     "Total Indebtedness":  as of any date, all Indebtedness of the Borrower and
      ------------------
the Subsidiaries on a Consolidated basis on such date.

     "Unqualified Amount": as defined in Section 3.4(c).
      ------------------

     "Unrecognized Retiree Welfare Liability": with respect to any Employee
      --------------------------------------
Benefit Plan that provides post-retirement benefits other than pension benefits, the amount of the transition obligation, as determined in accordance with Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Post-retirement Benefits Other Than Pensions," as of the most recent valuation date, that has not been recognized as an expense in the income statement of the Borrower and its Consolidated Subsidiaries, provided that (a) prior to the date such Statement is applicable to the Borrower, such amount shall be based on an estimate made in good faith of the transition obligation, and (b) for purposes of determining the aggregate amount of the Unrecognized Retiree Welfare Liability, Employee Benefit Plans maintained by a Consolidated Subsidiary that is not otherwise an ERISA Affiliate shall be included.

     "Upstream Dividends":  as defined in Section 7.8.
      ------------------

     1.2    Principles of Construction
            --------------------------

            (a) All capitalized terms defined in this Agreement shall have the meanings given to such capitalized terms herein when used in the other Loan Documents or any certificate, opinion or other document made or delivered pursuant hereto or thereto, unless otherwise expressly provided therein.

            (b) As used in the Loan Documents and in any certificate, opinion or other document made or delivered pursuant thereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise expressly provided herein, the word "fiscal" when used herein shall refer to the relevant fiscal period of the Borrower.

            (c) The words "hereof", "herein", "hereto" and "hereunder" and similar words when used in each Loan Document shall refer to such Loan Document as a whole and not to any particular provision of such Loan Document, and Section, schedule and exhibit references contained therein shall refer to Sections thereof or schedules or exhibits thereto unless otherwise expressly provided therein.

            (d) All references herein to a time of day shall mean the then applicable time in New York, New York, unless otherwise expressly provided herein.

            (e) Section headings have been inserted herein and in the other Loan Documents for convenience only and shall not be construed to be a part hereof or thereof. Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.

            (f) Whenever in any Loan Document or in any certificate or other document made or delivered pursuant thereto, the terms thereof require that a Person sign or execute the same or refer to the same as having been so signed or executed, such terms shall mean that the same shall be, or was, duly signed or executed by (i) in respect of any Person that is a corporation, any duly authorized officer thereof, and (ii) in respect of any other Person (other than an individual), any analogous counterpart thereof.

            (g) The words "include" and "including", when used in each Loan Document, shall mean that the same shall be included "without limitation", unless otherwise specifically provided.


2.   AMOUNT AND TERMS OF LOANS
     -------------------------

     2.1    Loans
            -----
            Subject to the terms and conditions hereof, each Lender severally (and not jointly) agrees to make loans (each a "Loan" and, collectively with the
                                                ----
Loans of each other Lender, the "Loans") to the Borrower during the Commitment
                                 -----
Period in an aggregate outstanding principal amount not exceeding its Commitment Amount. During the Commitment Period, the Borrower may borrow, prepay and reborrow in accordance with, and subject to the terms and conditions of, this Agreement. At no time shall the Aggregate Outstandings exceed the Aggregate Commitment Amount. Subject to the provisions of Sections 2.3 and 3.3, the Loans may be (a) ABR Advances, (b) LIBOR Advances or (c) any combination thereof.

     2.2    Notes
            -----

            The Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit B (each, as endorsed or modified from time to time, a "Note" and, collectively with the Note of each
                                  ----
other Lender, the "Notes"), payable to the order of such Lender, dated the
                   -----
Effective Date, and in the original principal amount of such Lender's Commitment Amount.

     2.3    Notice of Borrowing
            -------------------

            (a) The Borrower agrees to notify the Administrative Agent, which notification shall be irrevocable, no later than 11:00 a.m. on, or in the case of a LIBOR Advance, at least three LIBOR Business Days prior to, each date it intends to borrow Loans (each a "Borrowing Date"), specifying the aggregate
                                 --------------
amount requested to be borrowed under the Aggregate Commitments, the Borrowing Date, whether the borrowing is to be of one or more ABR Advances, one or more LIBOR Advances, or a combination thereof, and the amount of each thereof, and the Interest Period for each LIBOR Advance, which notice shall be promptly confirmed by delivery to the Administrative Agent of a Borrowing Request. The Administrative Agent shall promptly notify each Lender (by telephone or otherwise, such notice to be confirmed by facsimile or other writing) of such borrowing request. Subject to its receipt of each such notice from the Administrative Agent and subject to the terms and conditions hereof, each Lender shall make immediately available funds available to the Administrative Agent at the address therefor set forth in Section 10.2 not later than 2:00 P.M. on the Borrowing Date in an amount equal to such Lender's Commitment Percentage of the Loans requested.

           (b) If a Lender makes a new Loan on a Borrowing Date on which the Borrower is to repay a Loan from such Lender, such Lender shall apply the proceeds of such new Loan to make such repayment, and only the excess of the proceeds of such new Loan over the Loan being repaid need be made available to the Administrative Agent.

     2.4    Use of Proceeds
            ---------------

            The Borrower agrees that the proceeds of the Loans shall be used for the general corporate purposes of the Borrower. Notwithstanding anything to the contrary contained in any Loan Document, the Borrower further agrees that no part of the proceeds of any Loan will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Authority, including the provisions of Regulations G, U or X of the Board of Governors of the Federal Reserve System, as amended.

     2.5    Repayment of the Loans
            ----------------------

            (a) The aggregate outstanding principal balance of the Loans shall be due and payable on the Initial Maturity Date or, if such Initial Maturity Date has been extended pursuant to Section 2.5(b), the Extended Maturity Date.

            (b) At any time during the period from the 75th day to the 45th day prior to June 30, 1998, the Borrower may request an extension of the Initial Maturity Date to the Extended Maturity Date by delivery to the Administrative Agent and each Lender of an Extension Request Notice, provided that no Default or Event of Default shall exist on the date of such Extension Request Notice and on the Initial Maturity Date. If each Lender shall consent to such request (such consent to be within the sole and absolute discretion of each such Lender), the Initial Maturity Date shall be extended to the Extended Maturity Date.

     2.6    Prepayments of the Loans
            ------------------------

            (a)  Voluntary Prepayments.  The Borrower may, at its option,
                 ---------------------
prepay the Loans, in whole or in part, without premium or penalty (but subject to Section 3.5), at any time and from time to time, by notifying the Administrative Agent in writing at least three LIBOR Business Days, in the case of a prepayment of a LIBOR Advance, or one Domestic Business Day, in the case of a prepayment of an ABR Advance, prior to the proposed prepayment date and specifying (i) the amount to be prepaid, and (ii) the date of such prepayment. Upon receipt of each such notice, the Administrative Agent shall promptly notify each Lender thereof. Each such notice given by the Borrower pursuant to this Section 2.6(a) shall be irrevocable. Each partial prepayment of principal under this Section 2.6(a) shall be in a minimum amount of $3,000,000 (or, if less, the outstanding principal amount of the Loans) or an integral multiple of $1,000,000 in excess thereof in the case of ABR Advances, and in a minimum amount of $3,000,000 or an integral multiple of $1,000,000 in excess thereof in the case of each LIBOR Advance.

            (b)  Mandatory Disposition Prepayments.  On each date during any
                 ---------------------------------
fiscal year of the Borrower that the Borrower or any Subsidiary shall make a Disposition pursuant to Section 7.3(b) which, when aggregated with all other Dispositions made by the Borrower and its Subsidiaries pursuant to Section 7.3(b) during such fiscal year, shall exceed $25,000,000, the Borrower shall prepay the Loans in an amount equal to such excess, and the Aggregate Commitment Amount shall be automatically reduced by an amount equal to such prepayment.

            (c)  In General. Simultaneously with each prepayment of the Loans,
                 ----------
the Borrower shall prepay all accrued interest on the amount prepaid through the date of prepayment and any amounts due under Section 3.5.

     2.7    Termination or Reduction of Commitments
            ---------------------------------------

            (a)  Voluntary Reductions. The Borrower shall have the right, upon
                 --------------------
at least three Business Days' prior written notice to the Administrative Agent, to reduce permanently the Aggregate Commitment Amount, in whole at any time, or in part from time to time, to an amount not less than the aggregate principal balance of the Loans then outstanding (after giving effect to any contemporaneous prepayment thereof), provided, however, that each partial reduction of the Aggregate Commitment Amount shall be in an amount equal to $3,000,000 (or, if less, the then remaining Aggregate Commitment Amount) or an integral multiple of $1,000,000 in excess thereof.

            (b)  Mandatory Reductions Relating to Dispositions. The Aggregate
                 ---------------------------------------------
Commitment Amount shall be permanently reduced by the amounts, at the times and to the extent required by Section 2.6(b).

3.   PROCEEDS, PAYMENTS, CONVERSIONS, INTEREST, YIELD PROTECTION AND FEES
     --------------------------------------------------------------------

     3.1    Disbursement of the Proceeds of the Loans
            -----------------------------------------

            The Administrative Agent shall disburse the proceeds of the Loans on the date requested therefor (provided that the Administrative Agent shall have received the same) at its office designated in Section 10.2 by crediting to the Borrower's general deposit account with the Administrative Agent the funds received from each Lender or by transferring such funds by wire transfer to such account as the Borrower shall specify to the Administrative Agent in writing. Unless the Administrative Agent shall have received prior notice from a Lender (by telephone or otherwise, such notice to be confirmed by facsimile or other writing) that such Lender will not make available to the Administrative Agent such Lender's Commitment Percentage of the Loans on a Borrowing Date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such Borrowing Date in accordance with this
Section 3.1, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such Borrowing Date a corresponding amount. If and to the extent such Lender shall not have so made such amount available to the Administrative Agent (and the Administrative Agent has made such amount available to the Borrower), such Lender and the Borrower severally agree to pay to the Administrative Agent, forthwith on demand, such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is paid to the Administrative Agent, at a rate per annum equal to, in the case of the Borrower, the applicable interest rate set forth in
Section 3.4(a) and, in the case of such Lender, the Federal Funds Effective Rate to and including the third Domestic Business Day after such funding was so made available by the Administrative Agent, and the Alternate Base Rate thereafter. Any such payment by the Borrower shall be without prejudice to its rights against such Lender. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Loan as part of the Loans for purposes of this Agreement, which Loan shall be deemed to have been made by such Lender on the applicable Borrowing Date.

     3.2    Payments
            --------

            (a) Each payment, including each prepayment, of principal and interest on the Loans, the Commitment Fee and the other fees to be paid to the Administrative Agent and the Lenders in connection with this Agreement (the Commitment Fee and such other fees, collectively, the "Fees") and of all other
                                                       ----
amounts payable by the Borrower under the Loan Documents shall be made by the Borrower to the Administrative Agent at its office set forth in Section 10.2 in funds immediately available in New York by 2:00 p.m. on the due date for such payment. The failure of the Borrower to make any such payment by such time shall not constitute a default hereunder, provided that such payment is made on such due date, but any such payment made after 2:00 p.m. on such due date shall be deemed to have been made on the next Domestic Business Day or LIBOR Business Day, as the case may be, for the purpose of calculating interest on amounts outstanding on the Loans. Promptly upon receipt thereof by the Administrative Agent, each payment of principal and interest on the Loans shall be remitted by the Administrative Agent in like funds as received to each Lender pro rata according to its Outstanding Percentage of the Loans.

            (b) If any payment hereunder or under the Loans shall be due and payable on a day which is not a Domestic Business Day or LIBOR Business Day, as the case may be, the due date thereof (except as otherwise provided in the definition of Interest Period) shall be extended to the next Domestic Business Day or LIBOR Business Day, as the case may be, and interest on the principal amount thereof shall be payable at the applicable rate specified herein during such extension.

     3.3    Conversions; Other Matters
            --------------------------

            (a) The Borrower may elect from time to time to convert any one or more LIBOR Advances to an ABR Advance, an ABR Advance to any one or more new LIBOR Advances, or any one or more existing LIBOR Advances to any one or more new LIBOR Advances, in each case by giving the Administrative Agent at least three LIBOR Business Days' prior irrevocable notice of such election, specifying the amount to be so converted and, if applicable, the initial Interest Period relating thereto, provided that (i) any such conversion of an ABR Advance to a LIBOR Advance shall only be made on a LIBOR Business Day, and (ii) any such conversion of an existing LIBOR Advance shall only be made on the last day of the Interest Period applicable thereto. The Administrative Agent shall promptly provide the Lenders with notice of each such election. Loans may be converted pursuant to this Section 3.3 in whole or in part, provided that the amount to be converted to each LIBOR Advance shall equal no less than $3,000,000 or an integral multiple of $1,000,000 in excess thereof.

            (b) Notwithstanding anything in this Agreement to the contrary, upon (i) the occurrence and during the continuance of a Default and the delivery by the Administrative Agent of written notice to the Borrower that the Borrower shall have no right to so convert during the continuance of such Default, or
(ii) the occurrence and during the continuance of an Event of Default, the Borrower shall have no right to elect to convert any existing ABR Advance to a new LIBOR Advance or to convert any existing LIBOR Advance to a new LIBOR Advance. In such event, such ABR Advance shall be automatically continued as an ABR Advance or such LIBOR Advance shall be automatically converted to an ABR Advance on the last day of the Interest Period applicable to such LIBOR Advance.

            (c) Each such conversion shall be effected by each Lender by applying the proceeds of the new ABR Advance or LIBOR Advance, as the case may be, to the existing Advance (or portion thereof) being converted (it being understood that such conversion shall not constitute a borrowing for purposes of Sections 4 or 5).

            (d)  Notwithstanding any other provision of any other Loan Document:

                 (i) If the Borrower shall have failed to elect a LIBOR Advance under Section 2.3 or 3.3, as the case may be, in connection with the borrowing of Loans or expiration of an Interest Period with respect to any existing LIBOR Advance, the amount of such Loans or such existing LIBOR Advance shall thereafter be an ABR Advance until such time, if any, as the Borrower shall elect a new LIBOR Advance pursuant to this Section 3.3,

                 (ii) The Borrower shall not be permitted to select any LIBOR Advance the Interest Period in respect of which ends later than the Initial Maturity Date or, if the Initial Maturity Date has been extended pursuant to Section 2.5(b), the Extended Maturity Date, and

                 (iii) The Borrower shall not be permitted to have more than five LIBOR Advances outstanding at any one time.

3.4  Interest Rates and Payment Dates
     --------------------------------

            (a) Prior to Maturity.  Except as otherwise provided in Section
                -----------------
3.4(b) and Section 3.4(c), the Loans shall bear interest on the unpaid principal balance thereof at the applicable interest rate or rates per annum set forth below:

            ADVANCES                   RATE
            --------                   ----

            Each ABR Advance           the Alternate Base Rate plus the
                                       Applicable Margin.

            Each LIBOR Advance         the LIBOR Rate applicable to such
                                       LIBOR Advance plus the Applicable
                                       Margin.

            (b)  Default Rate.  Upon the occurrence and during the continuance
                 ------------
of any Default under Sections 8.1(a) or 8.1(b), (i) the unpaid principal balance of each Loan shall bear interest at a rate per annum equal to 2% plus the rate which would otherwise be applicable pursuant to Section 3.4(a), and (ii) interest on the Loans, the Fees and all other amounts (other than principal) payable by the Borrower under the Loan Documents shall bear interest at a rate per annum equal to 2% plus the Alternate Base Rate.

            (c)  Highest Lawful Rate.  Notwithstanding anything to the contrary
                 -------------------
contained in this Agreement, at no time shall the interest rate payable on the Loans, together with the Fees and other amounts payable hereunder to the extent the same constitute or are deemed to constitute interest, exceed the Highest Lawful Rate. If in respect of any period during the term of this Agreement, any amount paid hereunder, to the extent the same shall (but for the provisions of this Section 3.4) constitute or be deemed to constitute interest, would exceed the maximum amount of interest permitted by the Highest Lawful Rate during such period (such amount being hereinafter referred to as an "Unqualified Amount"), then such Unqualified
                               ------------------
Amount shall be applied or shall be deemed to have been applied as a prepayment of the Loans.

            (d)  General.  Interest shall be payable in arrears on each Interest
                 -------
Payment Date and, to the extent provided in Section 2.6(c), upon each payment (including each prepayment) of the Loans. Any change in the interest rate on the Loans resulting from a change in the Alternate Base Rate, any reserve requirement, or any deposit insurance assessment shall become effective as of the opening of business on the day on which such change shall become effective. The Administrative Agent shall, as soon as practicable, notify the Borrower and the Lenders of the effective date and the amount of each such change in the BNY Rate, but any failure to so notify shall not in any manner affect the obligation of the Borrower to pay interest on the Loans in the amounts and on the dates set forth herein. Each determination by the Administrative Agent of the Alternate Base Rate and the LIBOR Rate pursuant to this Agreement shall be conclusive and binding on the Borrower and the Lenders absent manifest error. The Borrower acknowledges that to the extent interest payable on the Loans is based on the Alternate Base Rate, such rate is only one of the bases for computing interest on loans made by the Lenders, and by basing interest payable on the ABR Advances on the Alternate Base Rate, the Lenders have not committed to charge, and the Borrower has not in any way bargained for, interest based on a lower or the lowest rate at which the Lenders may now or in the future make extensions of credit to other Persons. All interest based on the BNY Rate shall be calculated on the basis of a 365/366day year for the actual number of days elapsed. All other interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

     3.5    Indemnification for Loss
            ------------------------

            Notwithstanding anything contained herein to the contrary, if the Borrower shall fail for any reason to borrow or convert an Advance after it shall have given notice to do so in which it shall have requested a LIBOR Advance pursuant to Section 2.3 or 3.3, as the case may be, or if a LIBOR Advance shall be terminated for any reason prior to the last day of the Interest Period applicable thereto, or if any repayment or prepayment of the principal amount of a LIBOR Advance is made by the Borrower for any reason on a date which is prior to the last day of the Interest Period applicable thereto, the Borrower agrees to indemnify each Lender against, and to pay on demand directly to such Lender the amount equal to any loss or out-of-pocket expense (other than any special or consequential damages or other losses) suffered by such Lender as a result of such failure to borrow or convert, or such termination, repayment or prepayment, including any loss, cost or expense suffered by such Lender in liquidating or employing deposits acquired to fund or maintain the funding of such LIBOR Advance, or redeploying funds prepaid or repaid, in amounts which correspond to such LIBOR Advance, and any internal processing charge customarily charged by such Lender in connection therewith. Calculations of all amounts payable under this Section 3.5 shall be made on the assumption that each Lender has funded each of its relevant LIBOR Advances through the purchase of LIBOR deposits bearing interest at the LIBOR Rate and in an amount equal to the amount of such LIBOR Advances and with a maturity equivalent to the Interest Periods applicable to such LIBOR Advances.

     3.6    Reimbursement for Costs, Etc.
            -----------------------------

            (a) If at any time or from time to time after the occurrence of a Regulatory Change any Lender shall have determined that such Regulatory Change
(i) shall have had the effect of reducing (A) the rate of return on such Lender's capital or the capital of any Person directly or indirectly owning or controlling such Lender (each a "Control Person"), or (B) the asset value (for
                                 --------------
capital purposes) to such Lender or such Control Person, as applicable, of the Loans, in any case to a level below that which such Lender or such Control Person could have achieved but for such Regulatory Change (after taking into account such Lender's or such Control Person's policies regarding capital), (ii) will impose, modify or deem applicable any reserve, asset, special deposit or special assessment requirements on deposits obtained in the interbank eurodollar market in connection with this Agreement and the Notes, (iii) will subject such Lender to any tax (documentary, stamp or otherwise) with respect to this Agreement or any Note, or (iv) change the basis of taxation of payments to such Lender of principal, interest or fees payable under this Agreement or any Note (except for any tax, or changes in the rate of tax on such Lender's net income imposed by the United States or any other jurisdiction), then, in each such case, within five days after demand therefor by such Lender upon the Borrower, the Borrower shall pay to such Lender such additional amount or amounts as shall be sufficient to compensate such Lender or such Control Person, as the case may be, for (1) any such reduction referred to in clause (a)(i) of this Section 3.6, and (2) any taxes, losses, costs or expenses (excluding general administrative and overhead costs) attributable to such Lender's or such Control Person's compliance during the term hereof with such Regulatory Change.

            (b) Each Lender agrees to provide the Borrower with notice of each Regulatory Change which would require the Borrower to make a payment to such Lender under this Section 3.6 promptly upon such Lender obtaining actual knowledge thereof and determining that it intends to require the Borrower to make such payment. Each Lender agrees to designate a different office or branch for the making of Loans and the receipt of payments thereon, if such designation would reduce the amount of compensation that such Lender is requesting under this Section 3.6 so long as such designation would not be otherwise disadvantageous (other than by way of a de minimis inconvenience) to such Lender
                                        ----------
in any respect.

     3.7    Illegality of Funding
            ---------------------

            Notwithstanding any other provision hereof, if any Lender shall reasonably determine that any law, regulation, treaty or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for such Lender to make or maintain any LIBOR Advance as contemplated by this Agreement, (a) the commitment of such Lender to make LIBOR Advances or convert ABR Advances to LIBOR Advances shall forthwith be suspended, (b) such Lender's Loan then outstanding as LIBOR Advances, if any, shall be converted automatically to an ABR Advance on the last day of the then current Interest Period applicable thereto or at such earlier time as may be required, and (c) such Lender shall give notice thereof to the Borrower promptly after becoming aware thereof. If the commitment of any Lender with respect to any LIBOR Advances is suspended pursuant to this Section 3.7 and such Lender shall notify the Administrative Agent and the Borrower that it is once again legal for such Lender to make or maintain LIBOR Advances (which notice such Lender agrees to give promptly after becoming aware of such occurrence), such Lender's commitment to make or maintain LIBOR Advances shall be reinstated.

     3.8    Option to Fund; Substituted Interest Rate
            -----------------------------------------

            (a) Each Lender has indicated that, if the Borrower requests a LIBOR Advance, such Lender may wish to purchase one or more deposits in order to fund or maintain its funding of its Commitment Percentage of such LIBOR Advance during the Interest Period with respect thereto; it being understood that the provisions of this Agreement relating to such funding are included only for the purpose of determining the rate of interest to be paid in respect of such LIBOR Advance and any amounts owing under Sections 3.5 and 3.6. Each Lender shall be entitled to fund and maintain its funding of all or any part of each LIBOR Advance in any manner it sees fit, but all such determinations hereunder shall be made as if each Lender had actually funded and maintained its Commitment Percentage of each LIBOR Advance during the applicable Interest Period through the purchase of deposits in an amount equal to its Commitment Percentage of such LIBOR Advance having a maturity corresponding to such Interest Period. Any Lender may fund its Commitment Percentage of each LIBOR Advance from or for the account of any branch or office of such Lender as such Lender may choose from time to time.

            (b) In the event that (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that by reason of circumstances affecting the interbank eurodollar market either adequate and reasonable means do not exist for ascertaining the LIBOR Rate applicable pursuant to Section 2.3 or Section 3.3, or (ii) any Lender shall have notified the Administrative Agent that it has determined (which determination shall be conclusive and binding on the Borrower) that the applicable LIBOR Rate will not adequately and fairly reflect the cost to such Lender of maintaining or funding loans bearing interest based on such LIBOR Rate with respect to any portion of the Loans that the Borrower has requested be made as a LIBOR Advance or any LIBOR Advance that will result from the requested conversion of any portion of the Loans into a LIBOR Advance (each, an "Affected Advance"), the Administrative Agent shall promptly notify the
    ----------------
Borrower and the Lenders (by telephone or otherwise, to be promptly confirmed in writing) of such determination on or, to the extent practicable, prior to the Borrowing Date or conversion date for such Affected Advance. If the Administrative Agent shall give such notice, (A) any Affected Advances shall be made as ABR Advances, (B) the portion of the Loans that were to have been converted to Affected Advances shall be converted to or continued as ABR Advances, and (C) any outstanding Affected Advances shall be converted, on the last day of the then current Interest Period with respect thereto, to ABR Advances. Until any notice under clauses (i) or (ii), as the case may be, of this Section 3.8(b) has been withdrawn by the Administrative Agent (by notice to the Borrower), which notice shall be given promptly upon either (x) the Administrative Agent having determined that such circumstances affecting the relevant market no longer exist and that adequate and reasonable means do exist for determining the LIBOR Rate pursuant to Section 2.3 or Section 3.3, or (y) the Administrative Agent having been notified by such Lender (which notice such Lender shall give promptly upon its becoming aware thereof) that circumstances no longer render the Loans (or any portion thereof) Affected Advances, no further LIBOR Advances of the affected type shall be required to be made by the Lenders nor shall the Borrower have the right to convert all or any portion of the Loans to such type of LIBOR Advances.

     3.9    Certificates of Payment and Reimbursement
            -----------------------------------------

            Each Lender agrees, in connection with any request by it for payment or reimbursement pursuant to Section 3.5 or 3.6, to provide the Borrower with a certificate, signed by an officer of such Lender, setting forth a description in reasonable detail of any such payment or reimbursement. Each Lender's determination of such payment or reimbursement shall be conclusive absent manifest error.

     3.10   Taxes; Net Payments
            -------------------

            (a) All payments made by the Borrower under the Loan Documents shall be made free and clear of, and without reduction for or on account of, any taxes required by law to be withheld from any amounts payable under the Loan Documents but excluding therefrom any taxes to which the Lender becomes subject subsequent to the later of the date of this Agreement or the date such Lender becomes a Lender to the extent that the Lender becomes subject to such taxes as a result of (i) a change in the residence of the Lender, (ii) a change in the place of incorporation of the Lender, (iii) a change in the principal place of business of the Lender, (iv) a change in the branch or lending office of the Lender participating in the transactions set forth herein, (v) any other change in the circumstances of the Lender which change (A) is within the control of the Lender and (B) a diligent person would reasonably anticipate would result in subjecting payments to the Lender to additional taxes, or (vi) any sale, assignment, transfer or negotiation by the Lender of all or a portion of its Commitment, its Loans or its Note to a subsidiary or Affiliate of any Lender which sale, assignment, transfer or negotiation (A) is accomplished without the consent of the Borrower pursuant to Section 10.7(c) and (B) a diligent person would reasonably anticipate would result in subjecting payments to the Lender to additional taxes (any taxes required by law to be withheld from any amounts payable under the Loan Documents, other than excluded taxes, shall be referred to in this Section 3.10 as "Taxes"). In the event that the Borrower is prohibited by law from making
    -----
payments hereunder free of deductions or withholdings for Taxes, then the Borrower shall pay such additional amounts to the Administrative Agent, for the benefit of the Lenders, as may be necessary in order that the actual amounts received by each Lender in respect of interest and any other amounts payable hereunder or under its Note after deduction or withholding for Taxes shall equal the amount that would have been received if such deduction or withholding for Taxes were not required. In the event that any such deduction or withholding can be reduced or nullified as a result of the application of any relevant double taxation convention, the Administrative Agent and the Lenders will, at the expense of the Borrower, cooperate with the Borrower in making application to the relevant taxing authorities seeking to obtain such reduction or nullification, provided, however, that the Administrative Agent and the Lenders shall have no obligation to engage in litigation with respect thereto. If the Borrower shall make any payments under this Section 3.10 or shall make any deductions or withholdings from amounts paid hereunder, the Borrower shall forthwith forward to the Administrative Agent original or certified copies of official receipts or other evidence acceptable to the Administrative Agent establishing such payment and the Administrative Agent in turn shall distribute copies of such receipts to each Lender. If payments to any Lender hereunder are or become subject to any withholding for Taxes, such Lender shall (unless otherwise required by a Governmental Authority or as a result of any law, rule, regulation, order or similar directive applicable to such Lender) designate a different office or branch to which payments are to be made under the Loan Documents from that initially selected by such Lender, if such designation would avoid such withholding and would not be otherwise disadvantageous (other than by way of a de minimis inconvenience) to such Lender in any respect. In the event
         -- -------
that any Lender receives a refund or credit for taxes paid by the Borrower under this Section 3.10, such Lender shall promptly notify the Administrative Agent and the Borrower and remit to the Borrower the amount of such refund or credit applicable to the payments made by the Borrower in respect of such Lender under this Section 3.10. The additional amounts required to be paid by the Borrower pursuant to this Section 3.10 shall be computed with respect to taxes required to be withheld from payments to a Lender and shall not be computed with respect to a tax imposed on or measured by the overall net income (including a franchise tax based on net income) of a Lender or its lending offices by the United States (or any political subdivision or taxing authority thereof or therein) or by the jurisdictions in which such Lender's principal office or lending offices are located, or are resident, or in which such Lender is incorporated.

            (b) Each Lender not incorporated under the laws of the United States or any State thereof shall deliver to the Borrower such certificates, documents, or other evidence as the Borrower may reasonably require from time to time (including Forms 1001 and 4224) as are necessary to establish that such Lender is not subject to withholding under
Section 1441, 1442 or 3406 of the Code or as may be necessary to establish, under any law imposing upon the Borrower, hereafter, an obligation to withhold any portion of the payments made by the Borrower under the Loan Documents, that payments to the Administrative Agent on behalf of such Lender are not subject to withholding. Notwithstanding any provision herein to the contrary, the Borrower shall have no obligation to pay any Lender any amount which the Borrower is liable to withhold due to the failure of such Lender to file any statement of exemption required by the Code or any Governmental Authority, provided, however, that there shall be no requirement to file any such statement of exemption and this sentence shall not apply if an event (including any changes in treaty law or regulation) has occurred prior to the date on which such filing would be required, which renders such statement of exemption inapplicable or which would prevent the Lender from duly completing and delivering such statement of exemption.

     3.11   Commitment Fee
            --------------

            (a) The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders in accordance with each Lender's Commitment Percentage, a fee (the "Commitment Fee"), during the Commitment Period, at a rate per annum
          --------------
equal to 0.25% on the average daily unused amount of the Aggregate Commitments. The Commitment Fee shall be payable quarterly in arrears on the last day of each March, June, September and December of each year, commencing on the first such day following the Effective Date, and ending on the date that the Commitments shall expire or otherwise terminate. The Commitment Fee shall be calculated on the basis of a 360 day year for the actual number of days elapsed.


4.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     In order to induce the Administrative Agent to enter into this Agreement, and to induce the Lenders to enter into this Agreement and to make the Loans, the Borrower hereby makes the following representations and warranties to the Administrative Agent and the Lenders:

     4.1    Subsidiaries; Capitalization
            ----------------------------

            As of the date of this Agreement, the Borrower has only the Subsidiaries set forth on, and the authorized, issued and outstanding capital stock of the Borrower and each such Subsidiary (or partnership or other interests, as the case may be) is as set forth on, Schedule 4.1. The shares of, or partnership or other equity interests in, each Subsidiary are owned beneficially and of record by the Borrower or another Subsidiary, are free and clear of all Liens except as otherwise permitted by Section 7.2, and are duly authorized, validly issued, fully paid and, except solely as a result of any applicable law, nonassessable. As of the date of this Agreement, except as set forth on Schedule 4.1, (a) neither the Borrower nor any Subsidiary has issued any securities convertible into, or options or warrants for, any common or preferred equity securities thereof, (b) there are no agreements, voting trusts or understandings binding upon the Borrower or any Subsidiary with respect to the voting securities of any Subsidiary or affecting in any manner the sale, pledge, assignment or other disposition thereof, including any right of first refusal, option, redemption, call or other right with respect thereto, whether similar or dissimilar to any of the foregoing, and (c) the Borrower owns, directly or indirectly, all of the outstanding capital stock of each Subsidiary.

     4.2    Existence and Power
            -------------------

            Each of the Borrower and each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, has all requisite power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the failure so to qualify could reasonably be expected to have a Material Adverse effect.

     4.3    Authority
            ---------

            The Borrower has full power and authority to enter into, execute, deliver and perform the terms of the Loan Documents to which it is a party, all of which have been duly authorized by all proper and necessary corporate action, and none of which are in conflict with its certificate of incorporation and by-laws. No consent or approval of, or other action by, shareholders of the Borrower, any Governmental Authority or any other Person, which has not already been obtained, is required to authorize in respect of the Borrower, or is required in connection with the execution, delivery or performance by the Borrower of, the Loan Documents to which it is a party, or is required as a condition to the enforceability against the Borrower of the Loan Documents to which it is a party.

     4.4    Binding Agreement
            -----------------

            The Loan Documents constitute the valid and legally binding obligations of the Borrower to the extent it is a party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     4.5    Litigation
            ----------

            Except as set forth on Schedule 4.5, there are no actions, suits, arbitration proceedings or claims (whether purportedly on behalf of the Borrower, any Subsidiary or otherwise) pending or, to the knowledge of the Borrower, threatened against the Borrower or any Subsidiary, or maintained by the Borrower or any Subsidiary, or which may affect the Property of the Borrower or such Subsidiary, at law or in equity, before any Governmental Authority which could reasonably be expected to have a Material Adverse effect. There are no proceedings pending or, to the knowledge of the Borrower, threatened against the Borrower or any Subsidiary (a) which call into question the validity or enforceability of, or otherwise seek to invalidate any Loan Document, or (b) which would reasonably be expected to, individually or in the aggregate, materially and adversely affect any of the transactions contemplated by any Loan Document.

     4.6    No Conflicting Agreements
            -------------------------

            (a) Neither the Borrower nor any Subsidiary is in default under any agreement to which it is a party or by which it or any of its Property is bound the effect of which could reasonably be expected to have a Material Adverse effect. No notice to, or filing with, any Governmental Authority, not already made, is required for the due execution, delivery and performance by the Borrower of the Loan Documents to which it is a party, other than such notices and filings as are required from time to time (i) for the Borrower to perform its obligations under Sections 6.1, 6.2, 6.6 and 6.9 of this Agreement and similar obligations under any other Loan Document, and (ii) to perfect, and maintain the perfection of, the Administrative Agent's security interests in the Collateral.

            (b) No provision of any statute, rule, regulation, judgment, decree or order or, solely as of the date hereof, any mortgage, indenture, contract or agreement, binding on the Borrower or any Subsidiary or affecting the Property of the Borrower or any Subsidiary conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance by the Borrower of the terms of, any Loan Document. As of the date hereof, the execution, delivery or performance by the Borrower of the terms of each Loan Document to which it is a party will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien (other than pursuant to the Loan Documents) upon the Property of the Borrower or any Subsidiary pursuant to the terms of any such mortgage, indenture, contract or agreement.

     4.7    Taxes
            -----

            Other than those returns and taxes the failure of which to file or pay could not reasonably be expected to have a Material Adverse effect, the Borrower and each Subsidiary has filed or caused to be filed all tax returns, and has paid, or has made adequate provision for the payment of, all taxes shown to be due and payable on said returns or in any assessments made against them. No tax Liens have been filed against the Borrower or any Subsidiary and no claims are being asserted with respect to such taxes which are required by GAAP to be reflected in the Financial Statements and are not so reflected therein. The charges, accruals and reserves on the books of the Borrower and each Subsidiary with respect to all federal, state, local and other taxes are considered by the management of the Borrower to be adequate, and the Borrower knows of no unpaid assessment which is or might be due and payable against it or any Subsidiary or any Property of the Borrower or any Subsidiary that could reasonably be expected to have a Material Adverse effect, except such thereof as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP.

     4.8    Compliance with Applicable Laws; Filings
            ----------------------------------------

            Neither the Borrower nor any Subsidiary is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Authority which default could reasonably be expected to have a Material Adverse effect. The Borrower and each Subsidiary are complying with all applicable statutes, rules and regulations of all Governmental Authorities, a violation of which could reasonably be expected to have a Material Adverse effect. The Borrower and each Subsidiary have filed or caused to be filed with all Governmental Authorities all reports, applications, documents, instruments and information required to be filed pursuant to all applicable laws, rules, regulations and requests which, if not so filed, could reasonably be expected to have a Material Adverse effect.

     4.9    Governmental Regulations
            ------------------------

            Neither the Borrower nor any Subsidiary nor any corporation controlling the Borrower or any Subsidiary or under common control with the Borrower or any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or the Investment Company Act of 1940, in each case as amended, or, except for those statutes and regulations applicable to registered future commission merchants, broker dealers and investment advisers, any other statute or regulation which regulates the incurrence of Indebtedness.

     4.10   Property
            --------

            Except as set forth on Schedule 4.10, each of the Borrower and each Subsidiary has good and marketable title to, or a valid leasehold interest in, all of its Property which is material to the Borrower or such Subsidiary, subject to no Liens, except such Liens permitted by Section 7.2. Other than leases the termination of which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse effect, all leases of Property to each of the Borrower and each Subsidiary are in full force and effect, the Borrower or such Subsidiary enjoys quiet and undisturbed possession thereunder and neither the Borrower nor any Subsidiary is in default thereunder beyond any applicable grace period.

     4.11   Federal Reserve Regulations; Use of Loan Proceeds
            -------------------------------------------------

            The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans will be used, directly or indirectly, for a purpose which violates any law, including Regulations G, U, T or X of the Board of Governors of the Federal Reserve System, as amended.

     4.12   No Misrepresentation
            --------------------

            No representation or warranty contained in any Loan Document and no certificate or written report furnished or to be furnished by the Borrower in connection with the transactions contemplated hereby, contains or will contain, as of its date, a misstatement of material fact, or omits or will omit to state, as of its date, a material fact required to be stated in order to make the statements therein contained not misleading in the light of the circumstances under which made.

     4.13   Plans
            -----

            Neither the Borrower nor any ERISA Affiliate maintains, or has within the past six years maintained, a Pension Plan or participated in a Multiemployer Plan. The amount of the aggregate Unrecognized Retiree Welfare Liability under all applicable Employee Benefit Plans does not exceed $1,000,000 as of the date of this Agreement. Each Employee Benefit Plan of the Borrower or any ERISA Affiliate that is a group health plan within the meaning of Section 5000(b)(1) of the Code is in substantial compliance with all material requirements of Section 4980B of the Code.

     4.14   Environmental Matters
            ---------------------

            Neither the Borrower nor any Subsidiary (a) has received written notice or otherwise learned of any claim, demand, action, event, condition, report or investigation indicating or concerning any potential or actual liability which individually or in the aggregate could reasonably be expected to have a Material Adverse effect, arising in connection with (i) any non-compliance with or violation of the requirements of any applicable federal, state or local environmental health or safety statute or regulation, or (ii) the release or threatened release of any toxic or hazardous waste, substance or constituent, or other substance into the environment, (b) to the best knowledge of the Borrower, has any threatened or actual liability in connection with the release or threatened release of any toxic or hazardous waste, substance or constituent, or other substance into the environment which individually or in the aggregate could reasonably be expected to have a Material Adverse effect, (c) has received written notice of any federal or state investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any toxic or hazardous waste, substance or constituent or other substance into the environment for which the Borrower or any Subsidiary is or would be liable, which liability would reasonably be expected to have a Material Adverse effect, or (d) has received written notice that the Borrower or any Subsidiary is or may be liable to any Person under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601 et seq., or any analogous
                                                  -- ---
state law, which liability would reasonably be expected to have a Material Adverse effect. The Borrower and each Subsidiary is in compliance with the financial responsibility requirements of federal and state environmental laws to the extent applicable, including those contained in 40 C.F.R., parts 264 and 265, subpart H, and any analogous state law, except in those cases in which the failure so to comply would not reasonably be expected to have a Material Adverse effect.

     4.15   Financial Statements
            --------------------

            The Borrower has heretofore delivered to the Lenders and the Administrative Agent copies of its (a) audited Consolidated and Balance Sheet as of December 31, 1996, and the related Consolidated Statements of Operations, Retained Earnings and Cash Flows for the fiscal year then ended, and (b) unaudited Consolidated Balance Sheet as of March 31, 1997 and the related Consolidated Statements of Operations, Retained Earnings and Cash Flows for the three month period then ended (collectively, together with the related notes and schedules, the "Financial Statements"). The Financial Statements fairly present
                --------------------
the Consolidated financial condition and results of the operations of the Borrower and the Subsidiaries as of the dates and for the periods indicated therein and have been prepared in conformity with GAAP as then in effect. Neither the Borrower nor any Subsidiary has any obligation or liability of any kind (whether fixed, accrued, contingent, unmatured or otherwise) which, in accordance with GAAP as then in effect, should have been disclosed in the Financial Statements and was not. Since December 31, 1996, there has been no Material Adverse change and, except for items disclosed in the footnotes of the March 31, 1997 financial statements referred to in (b) above, the Borrower and the Subsidiaries have conducted their businesses only in the ordinary course.

5.   CONDITIONS OF LENDING
     ---------------------

     5.1  First Loans
          -----------

          The obligation of each Lender to make its Loan on the first Borrowing Date is subject to the fulfillment of the conditions set forth in Section 5.2 and the fulfillment of the following conditions prior to or simultaneously with the making of such Loan:

          (a)  Evidence of Corporate Action
               ----------------------------

          The Administrative Agent shall have received a certificate, dated the Effective Date, of the Secretary or Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing all necessary corporate action (in form and substance reasonably satisfactory to the Administrative Agent) taken by it to authorize the Loan Documents and the transactions contemplated thereby, (ii) attaching a true and complete copy of its certificate of incorporation and by-laws, (iii) setting forth the incumbency of the corporate officer(s) who may sign such Loan Documents, including therein a signature specimen of such corporate officer, as the case may be, and (iv) attaching a certificate of good standing of the Secretary of State of the State of its incorporation.

          (b)  Notes.
               -----

          The Borrower shall have delivered to the Administrative Agent (for delivery to each Lender) each of the Notes, dated the Effective Date, executed by the Borrower.

          (c)  Borrower Security Agreement
               ---------------------------

          The Borrower shall have delivered to the Administrative Agent (a) a security agreement, dated as of the date hereof, executed by the Borrower and substantially in the form of Exhibit D (as the same may be amended, supplemented or otherwise modified from time to time, the "Borrower Security Agreement"), (b)
                                              ---------------------------
one or more share certificates, representing all of the issued and outstanding capital stock of EVEREN Holdings owned directly by the Borrower, together with one undated stock power executed in blank by the Borrower in respect of each such certificate, and (c) such UCC Financing Statements, executed by the Borrower, as shall be reasonably requested by the Administrative Agent in order to perfect the security interest in any collateral security granted under the Borrower Security Agreement.

          (d)  Approval of Special Counsel
               ---------------------------

          All legal matters incident to the making of the Loans on the first Borrowing Date shall be satisfactory to Special Counsel, and the Administrative Agent shall have received from Special Counsel an opinion, dated the Effective Date, substantially in the form of Exhibit F.

          (e)  Opinion of Counsel to the Borrower
               ----------------------------------

          The Administrative Agent shall have received an opinion of Janet L. Reali, counsel to the Borrower, dated the Effective Date, substantially in the form of Exhibit G.

          (f)  Payment of Fees
               ---------------

          The Borrower or a Subsidiary shall have paid to the Administrative Agent and the Lenders all Fees and all expenses which it shall have agreed to pay, to the extent such Fees and expenses shall have become due and payable on or prior to the first Borrowing Date.

     5.2  All Loans
          ---------

          The obligation of each Lender to make its Loan on each Borrowing Date is subject to the fulfillment of the following conditions prior to or simultaneously with the making of such Loan:

          (a)  Borrowing Request
               -----------------

          The Administrative Agent shall have received a Borrowing Request, executed by the Borrower.

          (b)  Other Documents
               ---------------

          The Administrative Agent shall have received such other documents (including financial statements and projections), each in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent shall reasonably require in connection with the making of the Loans.

          (c)  Compliance
               ----------

          On the Borrowing Date, and after giving effect to the Loans, (a) there shall exist no Default or Event of Default, and (b) the representations and warranties contained in the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made on such Borrowing Date.

     (d)  Loan Closings
          -------------

          All documents required by the provisions of this Agreement to have been executed or delivered by each Loan Party to the Administrative Agent or any Lender on or before the Borrowing Date shall have been so executed or delivered on or before such Borrowing Date.


6.   AFFIRMATIVE AND FINANCIAL COVENANTS
     -----------------------------------

     The Borrower covenants and agrees that on and after the Effective Date and until the termination of the Aggregate Commitments, the payment in full of the Notes and the payment by the Borrower of all other amounts then due and payable under the Loan Documents, the Borrower will:

     6.1  Legal Existence
          ---------------

          Except as may otherwise be permitted by Sections 7.3 and 7.4, maintain, and cause each Subsidiary to maintain, its corporate or partnership existence, as the case may be, in good standing in the jurisdiction of its incorporation or formation and in each other jurisdiction in which the failure so to do could reasonably be expected to have a Material Adverse effect.

     6.2  Taxes
          -----

          Pay and discharge when due, and cause each Subsidiary so to do, all material taxes, assessments, governmental charges, license fees and levies upon or with respect to the Borrower and such Subsidiary, and upon the income, profits and Property thereof unless, and only to the extent, that (a) such taxes, assessments, governmental charges, license fees and levies shall be contested in good faith and by appropriate proceedings diligently conducted by the Borrower or such Subsidiary, and (b) such reserve or other appropriate provision as shall be required by GAAP shall have been made therefor.

     6.3  Insurance
          ---------

          Maintain, and cause each Subsidiary to maintain, insurance with insurance carriers of recognized standing against at least such risks, and in at least such amounts, as are usually insured against by similar businesses, including business interruption, public liability (bodily injury and property damage), fidelity, workers' compensation and property insurance, and which, in the case of such property insurance, shall be (A) in amounts sufficient to prevent the Borrower and each Subsidiary from becoming a co-insurer and (B) against all risks; and upon request by the Administrative Agent file with the Administrative Agent a detailed list of such insurance then in effect, stating the names of the carriers thereof, the policy numbers, the insureds thereunder, the amounts of insurance, dates of expiration thereof, and the Property and risks covered thereby, together with a certificate of the CFO certifying that in the opinion of the CFO such insurance is adequate in nature and amount, complies with the obligations of the Borrower under this Section 6.3, and is in full force and effect.

     6.4  Performance of Obligations
          --------------------------

          Pay and discharge promptly when due, and cause each Subsidiary so to do, all lawful obligations and claims for labor, materials and supplies or otherwise which, if unpaid, could reasonably be expected to (a) have a Material Adverse effect, or (b) become a Lien on the Property of the Borrower or any Subsidiary, except those Liens permitted under Section 7.2, provided that neither the Borrower nor such Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such obligation or claim so long as (i) the validity thereof shall be contested in good faith and by appropriate proceedings diligently conducted by the Borrower or such Subsidiary, and (ii) such reserve or other appropriate provision as shall be required by GAAP shall have been made therefor.

     6.5  Condition of Property
          ---------------------

          Except for ordinary wear and tear and except as permitted by Sections
7.3 and 7.4, at all times, maintain, protect and keep in good repair, working order and condition, all material Property necessary for the operation of its business (other than Property which is replaced with similar Property), and cause each Subsidiary so to do.

     6.6  Observance of Legal Requirements
          --------------------------------

          Observe and comply in all material respects, and cause each Subsidiary so to do, with all laws, ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Authorities, which now or at any time hereafter may be applicable to it or to such Subsidiary, a violation of which could reasonably be expected to have a Material Adverse effect, except such thereof as shall be contested in good faith and by appropriate proceedings diligently conducted by the Borrower or such Subsidiary, provided that such reserves or other appropriate provisions, if any, as shall be required by the Accountants in accordance with GAAP shall have been made in respect thereof.

     6.7  Financial Statements and Other Information
          ------------------------------------------

          Maintain, and cause each Subsidiary to maintain, a standard system of accounting in accordance with GAAP, and furnish to each Lender:

          (a) As soon as available, and in any event within 95 days after the close of each fiscal year, a copy of (i) the Borrower's Consolidated Balance Sheet as of the end of such fiscal year, and (ii) the Borrower's related Consolidated Statements of Income, Retained Earnings and Cash Flows, as of and through the end of such fiscal year, setting forth in each case in comparative form the corresponding figures in respect of the previous fiscal year, all in reasonable detail, and accompanied by a report of the Accountants, which report shall state that (A) the Accountants audited such financial statements, (B) such audit was made in accordance with generally accepted auditing standards in effect at the time and provides a reasonable basis for such opinion, and (C) said financial statements have been prepared in accordance with GAAP;

          (b) Simultaneously with the delivery of the certified statements for each fiscal year required by clause (a) above, copies of a certificate of such Accountants (i) expressing their opinion that the computations by the Borrower (which computations shall accompany such certificate, shall be calculated as at the end of such fiscal year and shall be in reasonable detail) show compliance with Sections 6.11, 6.12, 6.13, 6.14, 6.15, 6.16, 6.17, 7.3, 7.4, 7.6, 7.7, 7.15
and 7.16 as at the end of such fiscal year and are in accordance with such Sections, and (ii) stating that, in making the examination necessary for their audit of the financial statements of the Borrower for such fiscal year, nothing came to their attention of a financial or accounting nature that caused them to believe that the Borrower was not in compliance with the terms, covenants, provisions, or conditions of each Loan Document, or that there shall have occurred any condition or event which would constitute a Default or an Event of Default, or, if so, specifying in such certificate all such instances of non-compliance and the nature and status thereof;

          (c) As soon as available, and in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of
(i) the Borrower's Consolidated Balance Sheet as of the end of such quarter, and
(ii) the related Consolidated Statements of Income, Retained Earnings and Cash Flows for the period from the beginning of the then current fiscal year to the end of such quarter, in each case in comparable form with the prior fiscal year, together with a certificate of the CFO, which certificate shall state that such financial statements fairly present the Consolidated financial condition and results of operations of the Borrower and the Subsidiaries at the times and for the periods covered thereby and were prepared in all material respects in accordance with GAAP (without footnotes and subject to year-end adjustments);

          (d) Within 50 days after the end of each of the first three fiscal quarters, and within 95 days after the end of the last fiscal quarter, of each fiscal year, a Compliance Certificate, as of the end of such fiscal quarter, certified by the CFO;

          (e)  Prompt written notice upon the Borrower obtaining knowledge that:
(i) any Indebtedness of the Borrower or any Subsidiary in an aggregate amount in excess of

$1,000,000 shall have been declared or become due and payable prior to its stated maturity, or called and not paid when due, in each case as a result of any default under or in respect of such obligations, or (ii) the holders of any notes (other than the Notes), or other evidence of Indebtedness, certificates or securities evidencing any such Indebtedness, or any obligees with respect to any other Indebtedness of the Borrower or any Subsidiary, have the right to declare Indebtedness in an aggregate amount in excess of $1,000,000 due and payable prior to its stated maturity;

          (f) Prompt written notice of: (i) any citation, summons, subpoena, order to show cause or other order naming the Borrower or any Subsidiary a party to any proceeding before any Governmental Authority which could reasonably be expected to have a Material Adverse effect, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (ii) any lapse or other termination of any license, permit, franchise or other authorization issued to the Borrower or any Subsidiary by any Governmental Authority, (iii) any refusal by any Governmental Authority to renew or extend any license, permit, franchise or other authorization, and (iv) any dispute between the Borrower or any Subsidiary and any Governmental Authority, which lapse, termination, refusal or dispute, referred to in clause (ii), (iii) or
(iv) above, could reasonably be expected to have a Material Adverse effect;

          (g) Promptly upon becoming available, copies of (i) all Form 10-K, 10-Q and 8-K Reports and all proxy statements, registration statements and other material reports filed by the Borrower with the SEC, (ii) all FOCUS Reports (Form X-17A-5), Reports of Change in Membership Status (Form X-17A-19) and Risk Assessment Reports for Brokers and Dealers (Form 17-H) which the Borrower or any Subsidiary may now or hereafter be required to file with or deliver to any securities or commodities exchange or commission, including the SEC and the Commodity Futures Trading Commission, or any other Governmental Authority succeeding to the functions thereof, (iii) each report of any financial operations examination of any Subsidiary conducted by any such securities or commodities exchange or commission or Governmental Authority and the response of such Subsidiary to such examination report and (iv) copies of all material news releases sent by the Borrower or any Subsidiary to financial analysts;

          (h) Prompt written notice in the event that the Borrower or any Subsidiary knows, or has reason to know, that (i) the aggregate amount of Unrecognized Retiree Welfare Liability under all applicable Employee Benefit Plans has increased to an amount in excess of $2,000,000, (ii) the Borrower, any Subsidiary or any ERISA Affiliate has engaged in a Prohibited Transaction with respect to an Employee Benefit Plan, (iii) the imposition of a tax in excess of $2,000,000 upon the Borrower or any Subsidiary under Section 4980B(a) of the Code, or (iv) the assessment of a civil penalty in excess of $2,000,000 under
Section 502(c) of ERISA against the Borrower or any Subsidiary, in each case together with a certificate of the CFO setting forth the details of such event and the action which the Borrower, such Subsidiary or such ERISA Affiliate proposes to take with respect thereto, together with a copy of all notices and filings with respect thereto;

          (i) Promptly upon the same becoming available, and in any event within 10 Domestic Business Days after the date such amendment is adopted, a copy of any Pension Plan amendment that the Borrower, any Subsidiary or any ERISA Affiliate proposes to adopt which would require the posting of security under Section 401(a)(29) of the Code, together with a certificate of the CFO setting forth the reasons for the adoption of such amendment and the action which the Borrower, such Subsidiary or such ERISA Affiliate proposes to take with respect thereto;

          (j) As soon as practicable and in any event by the 10th Domestic Business Day after any material required installment or other payment under
Section 412 of the Code owed to a Pension Plan by the Borrower, any Subsidiary or any ERISA Affiliate shall have become due and owing and remain unpaid, a copy of any required notice of failure to make required contributions provided to the PBGC by the Borrower, any Subsidiary or any ERISA Affiliate under Section 412(n) of the Code, together with a certificate of the CFO setting forth the action which the Borrower, such Subsidiary or such ERISA Affiliate proposes to take with respect thereto;

          (k) Upon becoming aware thereof, prompt written notice of the occurrence of (i) each Default and (ii) each Event of Default;

          (l) Promptly upon receipt thereof, copies of all audit reports relating to the Borrower and its Subsidiaries on a Consolidated basis submitted by the Accountants in connection with each annual, interim or special audit of the books of the Borrower or any Subsidiary; and

          (m) Promptly upon request therefor by the Administrative Agent, such other in formation and reports relating to the past, present or future financial condition, operations, budgets and projections of the Borrower and the Subsidiaries, as the Administrative Agent or any Lender at any time or from time to time may reasonably request.

     6.8  Inspection
          ----------

          At all reasonable times during normal business hours, upon reasonable prior notice, permit representatives of the Administrative Agent or any Lender to visit the offices of the Borrower and each Subsidiary, to examine the books and records thereof and Accountants' reports relating thereto, and to make copies or extracts therefrom, to discuss the affairs of the Borrower and each Subsidiary with the respective officers thereof, and to examine and inspect the Property of the Borrower and each Subsidiary and to meet and discuss the affairs of the Borrower and each Subsidiary with the Accountants.

     6.9  Authorizations
          --------------

          Except where any failure to so maintain could not reasonably be expected to have a Material Adverse effect, maintain and cause each Subsidiary to maintain, in full force and effect, all material copyrights, patents, trademarks, trade names, franchises, licenses, permits, applications, reports, and other authorizations and rights, as are necessary for the conduct from time to time of their businesses.

     6.10 Subsidiaries
          ------------

          Except as set forth on Schedule 4.1 or as may otherwise be permitted by Sections 7.3 and 7.4, at all times maintain (directly or indirectly), beneficially and of record, 100% (at least 99% in the case of EVEREN Clearing Corp.) of the voting control of, and 100% (at least 99% in the case of EVEREN Clearing Corp.) of the equity in, each Subsidiary.

     6.11 Net Worth
          ---------

          At the end of each fiscal quarter have Net Worth of not less than the sum of (i) $225,000,000 and (ii) 50% of the cumulative positive Consolidated net income (excluding net loss) of the Borrower and the Subsidiaries since January 1, 1997.

     6.12 Leverage Ratio
          --------------

          At the end of each fiscal quarter have a Leverage Ratio not greater than 1.50:1.00.

     6.13 Interest Coverage Ratio
          -----------------------

          At the end of each fiscal quarter have an Interest Coverage Ratio greater than 4.00:1.00.

     6.14 EVEREN Clearing Corp. Liquidity Ratio
          -------------------------------------

          At all times cause EVEREN Clearing Corp. to maintain a Liquidity Ratio greater than 1.00:1.00.

     6.15 EVEREN Securities and EVEREN Clearing Corp. Net Capital to Debits
          -----------------------------------------------------------------
Ratio
-----

          At all times cause each of EVEREN Securities and EVEREN Clearing Corp. to maintain a ratio of net capital to aggregate debit items (as each such term is defined in Rule 15c3-3 of the General Rules and Regulations as promulgated by the SEC (17 CFR 240. 15c3-

3), as such Rule may be amended from time to time, or any rule or regulation of the SEC which re places such Rule) equal to or greater than 0.060:1.00.

     6.16 EVEREN Securities and EVEREN Clearing Corp. Net Capital Requirement
          -------------------------------------------------------------------

          At all times cause each of EVEREN Securities and EVEREN Clearing Corp. to be in full compliance with the minimum net capital requirements of Rule 15c3-1.

     6.17 EVEREN Securities Minimum Net Capital
          -------------------------------------

          At the end of each month cause EVEREN Securities (including EVEREN Clearing Corp. on a flow-through basis) to maintain net capital (as defined in Rule 15c3-1) equal to or greater than $85,000,000.

     6.18 Administration of ESOP
          ----------------------

          Cause the ESOP and the ESOP Trust to continue to be maintained as a qualified plan and trust under all applicable Sections of the Code and ERISA.


7.   NEGATIVE COVENANTS
     ------------------

     The Borrower covenants and agrees that on and after the Effective Date and until the termination of the Aggregate Commitments, the payment in full of the Notes and the payment by the Borrower of all other amounts then due and payable under the Loan Documents, the Borrower will not:

     7.1  Indebtedness
          ------------

          Create, incur, assume or suffer to exist any Indebtedness, or permit any Subsidiary so to do, except any one or more of the following types of
Indebtedness: (a) Indebted ness under the Loan Documents, (b) Indebtedness of the Borrower arising out of Interest Rate Protection Arrangements, (c) Indebtedness of the Borrower and the Subsidiaries in an aggregate principal amount not in excess of $25,000,000 at any one time outstanding in respect of capital leases, (d) Intercompany Indebtedness, (e) other Indebtedness of EVEREN Clearing Corp., provided that such Indebtedness of EVEREN Clearing Corp. is created, incurred or assumed in the ordinary course of business and in respect of which neither the Borrower nor any other Subsidiary has any obligation, contingent or otherwise, and (f) other Indebtedness of the Borrower and the Subsidiaries in an aggregate principal amount at any one time outstanding not to exceed $500,000 on a Consolidated basis.

     7.2    Liens; Negative Pledges
            -----------------------

            (a) Create, incur, assume or suffer to exist any Lien against or on any Property now owned or hereafter acquired by the Borrower or any Subsidiary, or permit any Subsidiary so to do, except any one or more of the following types of Liens: (i) Liens in connection with workers' compensation, unemployment insurance or other social security obligations (which phrase shall not be construed to refer to ERISA or the minimum funding obligations under
Section 412 of the Code), (ii) Liens to secure the performance of bids, tenders, letters of credit, contracts (other than contracts for the payment of Indebtedness), leases, statutory obligations, surety, customs, appeal, performance and payment bonds and other obligations of like nature, in each such case arising in the ordinary course of business, (iii) mechanics', workmen's, carriers', warehousemen's, materialmen's, landlords', or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith and by appropriate proceedings diligently conducted, (iv) Liens for taxes, assessments, fees or governmental charges the payment of which is not required by Section 6.2, (v) easements, rights of way, restrictions, leases of Property to others, easements for installations of public utilities, title imperfections and restrictions, zoning ordinances and other similar encumbrances affecting Property which in the aggregate do not materially impair its use for the operation of the business of the Borrower or such Subsidiary, (vi) Liens set forth on Schedule 7.2, (vii) Liens under capital leases, provided that such Liens attach only to the Property subject to such capital leases and provided further that the Indebtedness secured by such Liens is permitted by Section 7.1(c), (viii) Liens created under the Loan Documents, (ix) statutory Liens in favor of lessors arising in connection with Property leased to the Borrower or any Subsidiary, (x) Liens on Property of EVEREN Clearing Corp. securing Indebtedness permitted by Section 7.1(e), and (xi) other Liens securing Indebtedness and other obligations of the Borrower and the Subsidiaries having, in the aggregate at any time outstanding, a principal amount not in excess of $500,000 on a Consolidated basis.

            (b) Except as provided in Section 7.2(a), enter into any agreement not to create, incur, assume or suffer to exist any Lien against or on any Property now owned or here after acquired by the Borrower or any Subsidiary, or permit any Subsidiary so to do.

     7.3    Dispositions
            ------------

            Make any Disposition or permit any Subsidiary so to do, except: (a) Dispositions in the ordinary course of business of any Investments permitted under Section 7.5(a), (b), (g) or (h), and (b) other Dispositions in the ordinary course of business, provided that, in the case of this subsection (b), the Borrower shall prepay the Loans to the extent required by Section 2.6(b).

     7.4    Mergers and Acquisitions
            ------------------------

            Consolidate or merge into or with any Person, or make any Acquisition, or enter into any binding agreement to do any of the foregoing which is not contingent on obtaining the consent of the Required Lenders and which is otherwise prohibited by this Section 7.4, or permit any Subsidiary so to do, except any one or more of the following: (a) Capital Expenditures permitted by Section 7.6, (b) Acquisitions of Investments permitted by Section 7.5, and (c) other Acquisitions of one or more Operating Entities, provided that:

            (i) immediately before and after giving effect to each such Acquisition, no Default or Event of Default shall or would exist,

            (ii) each such Operating Entity shall be in one or more of the same lines of business as the Borrower and the Subsidiaries,

            (iii) the aggregate consideration paid in connection with each such Acquisition (or series of related transactions) shall not exceed $100,000,000, and

            (iv) the aggregate consideration paid for all such Acquisitions shall not exceed $100,000,000.

     7.5    Investments
            -----------

            At any time hold, purchase, invest in or otherwise acquire any debt security or Stock of, or any other equity interest in, any other Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment, whether by way of capital contribution or otherwise, in any other Person (all of which are sometimes referred to herein as "Investments"), or permit any Subsidiary so to
                                 -----------
do, except any one or more of the following Investments: (a) Investments in short-term certificates of deposit issued by any Lender, or any other commercial bank, trust company or national banking association incorporated under the laws of the United States or any State thereof having undivided capital surplus and retained earnings exceeding $250,000,000, (b) Investments in short-term direct obligations of the United States of America or agencies thereof which obligations are guaranteed by the United States of America, (c) Investments in Intercompany Indebtedness and other Investments in wholly-owned Subsidiaries, in each case in the ordinary course of business and consistent with past practices, (d) Investments constituting security deposits with, and advances to, landlords, (e) Investments listed on Schedule 7.5, (f) Acquisitions permitted by Section 7.4, (g) Investments constituting futures contracts, repurchase obligations and similar Investments in the ordinary course of business and not inconsistent with past practice, (h) other Investments of EVEREN Securities and EVEREN Clearing Corp. made in the ordinary course of business in which the issuer has no recourse to EVEREN Securities or EVEREN Clearing Corp., (i) other Investments of the

Borrower and the Subsidiaries having an aggregate cost not exceeding $35,000,000, (j) additional non-cash Investments of the Borrower in Mentor Investment Group LLC received in connection with the Borrower's ownership interest therein and (k) other Investments of the Borrower and the Subsidiaries, in each case acquired in connection with the settlement of an action, suit, arbitration proceeding or claim involving such Investment.

     7.6    Capital Expenditures
            --------------------

            Make any Capital Expenditure, or permit any Subsidiary so to do, except (a) Acquisitions permitted under Sections 7.4, and (b) other Capital Expenditures, provided that such other Capital Expenditures shall not exceed $20,000,000 on a Consolidated basis in any fiscal year.

     7.7    Restricted Payments
            -------------------

            Make any Restricted Payment or permit any Subsidiary so to do, except that (a) any direct or indirect wholly-owned Subsidiary may make Restricted Payments to the Borrower or any other direct or indirect wholly-owned Subsidiary, (b) the Borrower or any Subsidiary may make Restricted Payments in an amount not to exceed $500,000 in any one fiscal quarter, and (c) on or before the date which is 85 days after the end of each fiscal quarter of each fiscal year, the Borrower may declare and pay cash dividends in an aggregate amount not to exceed 30% of the net income of the Borrower and the Subsidiaries on a Consolidated basis for such fiscal quarter (excluding any amount permitted under Section 7.7(b) above), provided that (i) financial statements for such fiscal quarter shall have been delivered to the Administrative Agent and each Lender pursuant to Section 6.7, and (ii) immediately before and after giving effect to each such Restricted Payment under Section 7.7(b) and each declaration or payment of a cash dividend under Section 7.7(c), (A) no Default or Event of Default shall or would exist, and (B) all of the representations and warranties contained in Section 4 shall be true and correct as if then made.

     7.8    Limitation on Upstream Dividends by Subsidiaries
            ------------------------------------------------

            The Borrower will not permit any Subsidiary to enter into or agree, or otherwise be or become subject, to any agreement, contract or other arrangement (other than this Agreement and other than as may be required by applicable law or regulation) with any Person pursuant to the terms of which (a) such Subsidiary is or would be prohibited from declaring or paying any cash dividends on any class of its stock owned directly or indirectly by the Borrower or any other Subsidiary or from making any other distribution on account of any class of any such stock (herein referred to as "Upstream Dividends"), or (b) the
                                                ------------------
declaration or payment of Upstream Dividends by a Subsidiary to the Borrower or another Subsidiary, on an annual or cumulative basis, is or would be otherwise limited or restricted, in each case other than pursuant to any contract or other arrangement in respect of any lease or any capital leases or other purchase money Indebtedness of any Subsidiary.

     7.9    Line of Business
            ----------------

            Engage, or permit any Subsidiary to engage, in any business other than any business in which the Borrower or any Subsidiary is engaged in on the Effective Date or any other business closely related thereto.

     7.10   Amendment of Certain Documents and Agreements
            ---------------------------------------------

            Amend, supplement or otherwise modify its certificate of incorporation or by-laws, or cause, permit or otherwise allow any Subsidiary to amend, supplement or otherwise modify its certificate of incorporation or by-laws or, if such Subsidiary is not a corporation, any analogous counterpart thereof, unless, in each such case, such amendment, supplement or modification would not adversely affect the Administrative Agent or any Lender.

     7.11   Transactions with Affiliates
            ----------------------------

            Become, or permit any Subsidiary to become, a party to any transaction with any Affiliate of the Borrower on a basis less favorable to the Borrower or such Subsidiary in any material respect than if such transaction were not with an Affiliate of the Borrower, provided that this Section 7.11 shall not apply to a transaction solely between Subsidiaries of the Borrower which are at least 99% owned, directly or indirectly, by the Borrower.

     7.12   Compliance with ERISA
            ---------------------

            Except as required by applicable law (a) other than in the ordinary course of business, and provided that Section 4.13 shall be true and correct immediately before and after giving effect thereto, establish or contribute to any Pension Plan, or permit any Subsidiary thereof so to do, (b) cause or permit any Pension Plan to have any Funded Current Liability Percentage, or (c) other than in the ordinary course of business, and provided that Section 4.13 shall be true and correct immediately after giving effect thereto, increase benefits under any Employee Benefit Plan, establish or contribute to any new Employee Benefit Plan, or permit any Subsidiary thereof so to do.

     7.13   Stock
            -----

            On or after the date hereof, issue or cause to be outstanding any additional Stock, or permit any Subsidiary so to do, except that the Borrower may issue additional Stock in connection with (i) a PO, (ii) its Employee Stock Programs, (iii) its ESOP contributions and (iv) Acquisitions permitted pursuant to Section 7.4.

     7.14   Management Fees
            ---------------

            Pay or obligate itself to pay any Management Fee to any Affiliate thereof, or permit any Subsidiary so to do, except that any Subsidiary may pay Management Fees to the Borrower, EVEREN Securities or EVEREN Holdings.

     7.15   Other Non-Allowable Assets
            --------------------------

            Create, acquire or assume any Other Non-Allowable Assets, or permit any Subsidiary so to do, if immediately before or after giving effect thereto, the aggregate amount of the Other Non-Allowable Assets of the Borrower and the Subsidiaries on a Consolidated basis shall exceed $30,000,000.

     7.16   Forgivable Loans
            ----------------

            Make or assume any Forgivable Loan, or permit any Subsidiary so to do, if immediately before or after giving effect thereto, the aggregate principal amount of Forgivable Loans of the Borrower and the Subsidiaries on a Consolidated basis shall exceed $45,000,000 (excluding Forgivable Loans acquired pursuant to an Acquisition permitted pursuant to Section 7.4).

     7.17   ESOP Trust Distributions
            ------------------------

            Unless otherwise required by law or by Sections 10.3, 12.3 or 12.4 of the ESOP, (a) with respect to plan participants who separate from service for reasons other than death, disability or retirement, permit the ESOP Trust to distribute any of the Common Stock (or cash in lieu thereof) to such plan participants prior to the close of the plan year in which the Loans are repaid in full, and (b) with respect to plan participants who separate from service by reason of death, disability or retirement, permit the ESOP Trust to distribute any of the Common Stock (or cash in lieu thereof) to such plan participants prior to the latest time for such distributions permitted by Section 409(o) of the Code.

8.   DEFAULT
     -------

     8.1  Events of Default
          -----------------

          The following shall each constitute an "Event of Default" hereunder:
                                                  ----------------

          (a) The failure of the Borrower to make any principal payment on any Note when due and payable; or

          (b) The failure of the Borrower to make payment of any installment of interest on any Loan, any Fee or any other amount payable by it under the Loan Documents on any date when due and payable and such default shall continue unremedied for a period of 3 Domestic Business Days after the same shall have become due; or

          (c) The failure of the Borrower to observe or perform any covenant or agreement contained in Section 2.4, 6.1, 6.3, 6.10, 6.11, 6.12. 6.13, 6.14,
6.15, 6.16, 6.17 or 6.18, or in Section 7; or

          (d) The failure of the Borrower to observe or perform any other covenant or agreement contained in this Agreement, and such failure shall have continued unremedied for a period of 30 days after the Borrower shall have obtained actual knowledge of such failure; or

          (e) Any representation or warranty of any Loan Party (or of any of its officers on its behalf) made in any Loan Document or in any certificate, report, opinion (other than an opinion of counsel) or other document delivered on or after the date hereof, shall in any such case prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect when made; or

          (f) (i) Obligations in an aggregate amount in excess of $1,000,000 of the Borrower (other than its obligations hereunder and under the Notes) and/or any Subsidiary, whether as principal, guarantor, surety or other obligor, for the payment or purchase of any Indebtedness, (A) shall become or shall be declared to be due and payable prior to the expressed maturity thereof as a result of any default under or in respect of such obligations, or (B) shall not be paid within any grace period for the payment or purchase thereof, or (ii) any holder of any such obligations shall have the right to declare the Indebtedness evidenced thereby due and payable or to require the purchase of the Indebtedness evidenced thereby prior to its stated maturity; or

          (g) The Borrower or any Subsidiary shall (i) suspend or discontinue its business (except as may otherwise be expressly permitted herein), or (ii) make an assignment for the benefit of creditors, or (iii) generally not be paying its debts as such debts become due, or (iv) admit in writing its inability to pay its debts as they become due, or (v) file a voluntary petition in bankruptcy, or (vi) become insolvent (however such insolvency shall be evidenced), or (vii) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction, or (viii) petition or apply to any tribunal for any receiver, custodian or any trustee for any substantial part of its Property, or (ix) be the subject of any such proceeding filed against it which remains undismissed for a period of 60 days, or (x) file any answer admitting or not contesting the material allegations of any such petition filed against it, or of any order, judgment or decree approving such petition in any such proceeding, or
(xi) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, custodian, liquidator, or fiscal agent for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains unstayed and in effect for 45 days, or (xii) take any formal action for the purpose of effecting any of the foregoing or looking to the liquidation or dissolution of the Borrower or any Subsidiary (except as may otherwise be expressly permitted herein); or

          (h) An order for relief is entered under the United States bankruptcy laws or any other decree or order is entered by a court having jurisdiction and continues unstayed and in effect for a period of 45 days (i) adjudging the Borrower or any Subsidiary a bankrupt or in solvent, or (ii) approving as properly filed a petition seeking reorganization, liquidation, arrangement, adjustment or composition of, or in respect of the Borrower or any Subsidiary under the United States bankruptcy laws or any other applicable Federal or state law, or (iii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or any Subsidiary or of any substantial part of the Property of any thereof, or (iv) ordering the winding up or liquidation of the affairs of the Borrower or any Subsidiary and any such decree or order continues unstayed and in effect for a period of 45 days; or

          (i) Judgments or decrees in an aggregate amount in excess of $5,000,000 against the Borrower and/or any Subsidiary shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days; or

          (j) Any license, franchise, permit, right, approval or agreement of the Borrower or any Subsidiary to own or operate any Operating Entity owned or operated by the Borrower or such Subsidiary is not renewed, or is suspended or revoked, and the non-renewal, suspension or revocation thereof would have a Material Adverse effect; or

          (k)  (i) the imposition of any tax in excess of $2,000,000 under
Section 4980(B)(a) of the Code; (ii) the assessment of a civil penalty in excess of $2,000,000 with respect to any Employee Benefit Plan under Section 502(c) of ERISA; or (iii) any other event or condition shall occur or exist with respect to an Employee Benefit Plan which would have a Material Adverse effect, provided, however, that the events described in clauses (i) and (ii) shall only constitute an Event of Default if, individually or in the aggregate, such events give rise to a current liability of the Borrower or any Subsidiary in accordance with GAAP (taking into account all liabilities of the Borrower or any Subsidiary arising on account of events occurring in respect of ERISA Affiliates) of not less than $1,000,000; or

          (l) Any Collateral Document shall cease to be in full force and effect (other than as a result of the full performance thereof), or an "Event of Default" shall have occurred under, and as such term is defined in, any Collateral Document; or

     8.2  Contract Remedies
          -----------------

          (a) Upon the occurrence or at any time during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Required Lenders shall, notify the Borrower that all of the Aggregate Commitments have been terminated and that all of the Notes have been declared immediately due and payable, provided that upon the occurrence of an Event of Default under Section 8.1(g) or (h), all of the Aggregate Commitments shall automatically terminate and all of the Notes shall become immediately due and payable without declaration or notice to the Borrower. To the fullest extent not prohibited by law, except for the notice provided for in the preceding sentence, the Borrower hereby expressly waives any presentment, demand, protest, notice of protest or other notice of any kind in connection with the Loan Documents and its obligations thereunder. To the fullest extent not prohibited by law, the Borrower hereby further expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar law, now or at any time hereafter in force which might delay, prevent or otherwise impede the performance or enforcement of this Agreement and the other Loan Documents.

          (b) In the event that all of the Aggregate Commitments shall have been terminated or all of the Notes shall have been declared due and payable pursuant to the provisions of this Section 8.2, the Lenders agree, among themselves, that any funds received from or on behalf of the Borrower under any Loan Document by any Lender (except funds received by any Lender as a result of a purchase from such Lender pursuant to the provisions of Section 10.9) shall be remitted to the Administrative Agent, and shall be applied by the Administrative Agent in payment of the Loans and the other obligations of the Borrower under the Loan Documents in the following manner and order: (i) first, to the payment of interest on, and then the principal portion of, any Loans which the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower; (ii) second, to reimburse the Administrative Agent and the Lenders, in that order, for any expenses due from the Borrower pursuant to the provisions of Section 10.5, (iii) third, to the payment of the Fees, (iv) fourth, to the payment of any other fees, expenses or amounts (other than the principal of and interest on the Notes) payable by the Borrower to the Administrative Agent or any of the Lenders under the Loan Documents, (v) fifth, to the payment, pro rata according to the Outstanding Percentage of each Lender, of interest due on the Notes, (vi) sixth, to the payment, pro rata according to the aggregate outstanding principal balance of the Notes, of such principal, and
(vii) seventh, any remaining funds shall be paid to whomsoever shall be entitled thereto or as a court of competent jurisdiction shall direct.

          (c) In the event that the Notes shall have been declared due and payable pursuant to the provisions of this Section 8.2, the Administrative Agent

          (i) may, and upon the direction of the Required Lenders shall, proceed to enforce the rights of the holders of the Notes by suit in equity, action at law and/or other appropriate proceedings, whether for payment or the specific performance of any covenant or agreement contained in the Loan Documents. In the event that the Administrative Agent shall fail or refuse so to proceed, each Lender shall be entitled to take such action as the Required Lenders under the Loan Documents, and

          (ii) may exercise any and all rights and remedies (1) granted to a secured party in the State of New York or otherwise allowed at law, and (2) otherwise provided to the Administrative Agent by this Agreement.


9.   THE AGENT
     ---------

     9.1  Appointment
          -----------

          Each Lender hereby irrevocably designates and appoints BNY as the Administrative Agent of such Lender under the Loan Documents and each Lender hereby irrevocably authorizes BNY, as Administrative Agent, to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

     9.2  Delegation of Duties
          --------------------

          The Administrative Agent may execute any of its duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to rely upon the advice of counsel concerning all matters pertaining to such duties.

     9.3  Exculpatory Provisions
          ----------------------

          Neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except the Administrative Agent for its own gross negligence or willful misconduct), or (ii) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by any party contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, the Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Loan Documents or for any failure of the Borrower, any Subsidiary, or any other Person to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents, or to inspect the properties, books or records of the Borrower or any Subsidiary. The Administrative Agent shall not be under any liability or responsibility to the Borrower or any other Person as a consequence of any failure or delay in performance, or any breach, by any Lender of any of its obligations under any of the Loan Documents. The Lenders acknowledge that the Administrative Agent shall not be under any duty to take any discretionary action permitted hereunder unless the Administrative Agent shall be requested in writing to do so by the Required Lenders.

     9.4  Reliance by Administrative Agent
          --------------------------------

          The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, opinion, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may treat each Lender, or the Person designated in the last notice filed with the Administrative Agent under Section 10.7, as the holder of all of the interests of such Lender in its Loan and in its Note until written notice of transfer, signed by such Lender (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent. The Administrative Agent shall not be under any duty to examine or pass upon the validity, effectiveness or genuine ness of the Loan Documents or any instrument, document or communication furnished pursuant thereto or in connection therewith, and the Administrative Agent shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be. The Administrative Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

     9.5    Notice of Default
            -----------------

            The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent shall have received written notice thereof from a Lender or the Borrower. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action or give such directions, or refrain from taking such action or giving such directions, with respect to such Default or Event of Default as it shall deem to be in the best interests of the Lenders.

     9.6    Non-Reliance
            ------------

            Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter, including any review of the affairs of the Borrower or the Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own evaluation of and investigation into the business, operations, Property, financial and other condition and creditworthiness of the Borrower and the Subsidiaries and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under the Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Borrower and the Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, Property, financial and other condition or credit worthiness of the Borrower and the Subsidiaries which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates.

     9.7    Indemnification
            ---------------

            Each Lender agrees to indemnify the Administrative Agent in its capacity as such (to the extent not promptly reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to its Outstanding Percentage, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever, including any amounts paid to the Lenders (through the Administrative Agent) by or for the account of the Borrower pursuant to the terms hereof, that are subsequently rescinded or avoided (or must otherwise be restored or returned) which may at any time (including at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any other Loan Document or any other document contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the gross negligence or willful misconduct of the Administrative Agent. The agreements in this Section 9.7 shall survive termination of the Aggregate Commitments, the payment of the Notes and all other amounts payable under the Loan Documents and the performance and observance by the Borrower of all of its other obligations under the Loan Documents.

     9.8    Administrative Agent in Its Individual Capacity
            -----------------------------------------------

            BNY and its respective affiliates may make loans to, accept deposits from, issue letters of credit for the account of and generally engage in any kind of business with, the Borrower and the Subsidiaries as though BNY was not the Administrative Agent hereunder. With respect to the Aggregate Commitments made or renewed by BNY and each Note issued to BNY, BNY shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it was not the Administrative Agent and the term "Lender" shall include BNY.

     9.9    Successor Administrative Agent
            ------------------------------

            If at any time the Administrative Agent deems it advisable, in its sole discretion, it may submit to each Lender (with a copy to the Borrower) a written notification of its resignation as Administrative Agent under this Agreement, such resignation to be effective on the earlier to occur of (a) the thirtieth day after the date of such notice, and (b) the date upon which any successor Administrative Agent, in accordance with the provisions of this
Section 9.9, shall have accepted in writing its appointment as such successor Administrative Agent. Upon any such resignation, the Required Lenders shall have the right to appoint from among the Lenders a successor Administrative Agent reasonably acceptable to the Borrower.

If no successor Administrative Agent shall have been so appointed by the Required Lenders and accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor Administrative Agent shall be a commercial bank organized under the laws of the United States of America or of any State thereof having a combined capital and surplus of at least $500,000,000 and, provided that no Default or Event of Default shall then exist, shall be reasonably acceptable to the Borrower. Upon the written acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall automatically become a party to this Agreement and shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent's rights, powers, privileges and duties as Administrative Agent under this Agreement shall be terminated. The Borrower and the Lenders shall execute such documents as shall be necessary to effect such appointment. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If at any time there shall not be a duly appointed and acting Administrative Agent, upon notice duly given, the Borrower agrees to make each payment when due hereunder and under the Notes and the other Loan Documents directly to the Lenders entitled thereto during such time.

     9.10   Documentation Agent
            -------------------

            The Documentation Agent shall have no duties or obligations under the Loan Documents in its capacity as Documentation Agent. The Documentation Agent in such capacity shall be entitled to the same protections and indemnities as the Administrative Agent.


10.  OTHER PROVISIONS
     ----------------

     10.1   Amendments, Waivers, Etc.
            -------------------------

            (a) With the written consent of the Required Lenders, the Administrative Agent and the appropriate parties to the Loan Documents (other than the Lenders) may, from time to time, enter into written amendments, supplements or modifications thereof and, with the consent of the Required Lenders, the Administrative Agent on behalf of the Lenders may execute and deliver to any such parties a written instrument waiving or consenting to the departure from, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of the Loan Documents or any Default or Event of Default and its consequences, provided that no such amendment, supplement, modification, waiver or consent shall, without the consent of all of the Lenders (i) increase the Commitment Amount of any Lender (provided that no waiver of a Default or Event of Default shall be deemed to constitute such an increase), (ii) reduce the rate, or extend the time of payment, of interest on any Loan or any Note (other than the applicability of any post-default increase in such rate of interest), (iii) reduce the amount or extend the time of payment of any installment of principal on any Loan required to be paid pursuant to Section 2.5, (iv) decrease or forgive the principal amount of any Loan or any Note, (v) reduce the amount, or extend the time of payment, of the Commitment Fee, (vi) consent to any assignment or delegation by the Borrower or any Subsidiary, or any other Loan Party, of any of its rights or obligations under any Loan Document, (vii) release all or substantially all of the obligations of any Loan Party under the Collateral Documents, (viii) release any collateral or any security interest therein (other than in connection with (A) a Disposition permitted under Section 7.3 or (B) any release specifically provided for in the Collateral Documents), (ix) change the provisions of Sections 2.5, 3.5, 3.6, 3.7, 3.8, 3.10, 5.1, 5.2, 9.1(a), 10.1 or 10.7(a), or
(x) change the definition of Required Lenders, and provided further that no such amendment, supplement, modification, waiver or consent shall amend, modify or waive any provision of Section 9 or other wise change any of the rights or obligations of the Administrative Agent under any Loan Document without the written consent of the Administrative Agent. Any such amendment, supplement, modification, waiver or consent shall apply equally to each of the Lenders and shall be bind ing upon the parties to the applicable agreement, the Lenders, the Administrative Agent and all fu future holders of the Notes. In the case of any waiver, the parties to the applicable agreement, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall not extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

            (b) Notwithstanding anything to the contrary contained in Section 10.1(a), the Agent may, at any time and from time to time without the consent of any one or more of the Lenders, release any Collateral or any security interest therein in connection with (i) any Disposition permitted under Section 7.3 or
(ii) any release specifically provided for in the Collateral Documents.

     10.2   Notices
            -------

            Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, if in writing, shall be deemed to have been duly given or made (a) when delivered by hand, (b) one Domestic Business Day after having been sent by overnight courier service, (c) five Domestic Business Days after having been deposited in the mail, first- class postage prepaid, or (d) in the case of facsimile notice, upon receipt of confirmation that such notice was sent, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in Exhibit A in the case of each of the Lenders, or to such other addresses as to which the Administrative Agent may be hereafter notified by the respective parties hereto or any future holders of the Notes:

            the Borrower:

                  EVEREN Capital Corporation
                  77 West Wacker Drive
                  Chicago, Illinois  60601
                  Attention: Daniel D. Williams,
                              Senior Executive Vice President
                              Chief Financial Officer
                  Facsimile: (312) 574-8992
                  Telephone: (312) 574-5401,

            the Administrative Agent:

                  The Bank of New York
                  One Wall Street - 1st Floor
                  New York, New York  10286
                  Attention: Joseph Ciacciarelli
                              Vice President
                  Facsimile: (212) 809-9566
                  Telephone: (212) 635-6818,

with a copy to, in the case of the Borrowing Request, prepayment notices under
Section 2.6(a) and notices under Section 3.3, and to the attention of, in the case of all fundings by the Lenders:

                  The Bank of New York
                  One Wall Street
                  18th Floor
                  New York, New York  10286
                  Attention: Frances C. Ryan,
                              Assistant Treasurer
                  Facsimile: (212) 635-4698
                  Telephone: (212) 635-4694,

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

except that any notice, request or demand by the Borrower to or upon the Administrative Agent or the Lenders pursuant to Sections 2.3 or 3.3 shall not be effective until received. Any party to a Loan Document may rely on signatures of the parties thereto which are transmitted by telecopier or other electronic means as fully as if originally signed.

     10.3   No Waiver; Cumulative Remedies
            ------------------------------

            No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     10.4   Survival of Representations and Warranties
            ------------------------------------------

            All representations and warranties made in the Loan Documents and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall survive the execution and delivery of this Agreement, the Notes and the other Loan Documents.

     10.5   Payment of Expenses and Taxes
            -----------------------------

            The Borrower agrees, promptly upon presentation of a statement or invoice therefor, and whether any Loan is made, (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, syndication, preparation and execution of, and any amendment, waiver, consent, supplement or modification requested by any Loan Party to, the Loan Documents, any documents prepared in connection therewith and the consummation of the transactions contemplated thereby whether such Loan Documents or any such amendment, waiver, consent, supplement or modification to the Loan Documents or any documents prepared in connection therewith are executed and whether the transactions contemplated thereby are consummated, including the reasonable fees and disbursements of Special Counsel, (b) to pay or reimburse the Administrative Agent and the Lenders for all of their respective reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents (including reasonable fees and disbursements of counsel), (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp or excise taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents and any such other documents, and (d) to pay, indemnify and hold each Lender or the Administrative Agent and each of their respective officers, directors and employees harmless from and against any and all other liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including reasonable fees and disbursements of counsel) with respect to the enforcement and performance of the Loan Documents (all the foregoing, collectively, the "Indemnified Liabilities") and, if and to the
                              -----------------------
extent that the foregoing indemnity may be unenforceable for any reason, the Borrower agrees to make the maximum payment permitted under applicable law; provided, however, that the Borrower shall have no obligation hereunder to pay Indemnified Liabilities to the Administrative Agent or any Lender arising from the gross negligence or willful misconduct of the Administrative Agent or such Lender. The agreements in this Section 10.5 shall survive the termination of the Aggregate Commitments, the payment of the Notes and all other amounts payable under the Loan Documents, and the performance and observance by the Borrower of all of its other obligations under the Loan Documents hereunder.

     10.6   Lending Offices
            ---------------

            Each Lender shall have the right at any time and from time to time to transfer any Loan to a different office of such Lender.

     10.7   Successors and Assigns
            ----------------------

            (a) This Agreement, the Notes and the other Loan Documents to which the Borrower is a party shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and assigns. Neither the Borrower nor any other Loan Party shall delegate any obligation or duty under any Loan Document without the prior written consent of the Administrative Agent and each Lender.

            (b) Subject to Section 10.7(e), any Lender may at any time assign all or any portion of its rights under any Loan Document to any Federal Reserve Bank.

            (c) In addition to its rights under Section 10.7(b), each Lender shall have the right to sell, assign, transfer or negotiate (each an "Assignment") all or any part of its Commitment, its Loans and its Note to any
 ----------
subsidiary or Affiliate of such Lender, to any other Lender, or to any other bank, insurance company, financial institution, pension fund, mutual fund or other similar fund, provided that (i) unless the assignee is another Lender or a subsidiary or Affiliate of any Lender, or unless at the time of such Assignment an Event of Default shall exist, the Borrower shall have consented thereto in writing (which consent shall not be unreasonably withheld), and (ii) the assignor Lender and such assignee shall deliver to the Administrative Agent three copies of an Assignment and Acceptance Agreement executed by each of them, along with an assignment fee in the sum of $2,500 for the account of the Administrative Agent. Upon receipt of such number of executed copies of each such Assignment and Acceptance Agreement together with the assignment fee therefor and the Borrower's consent to such Assignment, if required, the Administrative Agent shall record the same and execute not less than two copies of such Assignment and Acceptance Agreement in the appropriate place, deliver one such copy to the as signor and one such copy to the assignee, and deliver one photocopy thereof, as executed, to the Borrower. From and after the Assignment Effective Date specified in, and as defined in, such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and shall for all purposes of this Agreement and the other Loan Documents be deemed a "Lender" and, to the extent provided in such Assignment and Acceptance Agreement, the assignor Lender thereunder shall be released from its obligations under this Agreement and the other Loan Documents. The Borrower agrees that, in connection with each such Assignment, it shall at its own cost and expense execute and deliver (A) to the Administrative Agent or such assignee a Note in a principal amount equal to the amount of the Commitment assigned to such assignee, each payable to the order of such assignee and dated the first Borrowing Date, and (B) to the Administrative Agent or such assignor Lender, in the event that such assignor Lender shall not have assigned all of its Commitment, a Note in a principal amount equal to the amount of the Commitment retained by such assignor. The Administrative Agent shall be entitled to rely upon the representations and warranties made by the assignee under each Assignment and Acceptance Agreement.

            (d) In addition to the participations provided for in Section 10.9(b), each Lender may grant participations in all or any part of its Commitment, its Loans and its Note to one or more banks, insurance companies, pension funds, mutual funds or other financial institutions provided that (i) such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties to this Agreement and the other Loan Documents for the performance of such obligations, (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no sub-participations shall be permitted, (v) the granting of such participation does not require that any additional loss, cost or expense (including interest expense) be borne by the Borrower at any time, and (vi) the voting rights of any holder of any participation shall be limited to the right to consent to any action taken or omitted to be taken by such Lender under the Loan Documents which would (A) increase the Commitment Amount of any Lender (provided that no waiver of a Default or Event of Default or of any mandatory reduction of any of the foregoing shall be deemed to constitute such a change), (B) reduce the rate or extend the time of payment of interest on any Loan or any Note (other than the applicability of any post-default increase in such rate of interest), (C) reduce the amount or extend the time of payment of any installment of principal on any Loan or any Note, (D) decrease or forgive the principal amount of any Loan required to be paid pursuant to Section 2.5,
(E) reduce the amount or extend the time of payment of the

Commitment Fee, (F) consent to any assignment or delegation by the Borrower or any Subsidiary, or any other Loan Party, of all of its rights or obligations under all of the Loan Documents, or (G) release all of the Collateral (other than in connection with any Disposition permitted under Section 7.3 or any release specifically provided for in the Collateral Documents).

            (e) No Lender shall, as between and among the Borrower, the Administrative Agent and such Lender, be relieved of any of its obligations under the Loan Documents as a result of any assignment of or granting of participations in, all or any part of its Loans and its Note, except that a Lender shall be relieved of its obligations to the extent of any such Assignment of all or any part of its Loan or its Note pursuant to Section 10.7(c).

     10.8   Counterparts
            ------------

            Each of the Loan Documents (other than the Notes) may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of any Loan Document to produce or account for more than one counterpart signed by the party to be charged. A set of the copies of this Agreement and each of the other Loan Documents signed by all of the parties thereto shall be lodged with each of the Borrower and the Administrative Agent. Any party to a Loan Document may rely upon the signatures of any other party thereto which are transmitted by facsimile or other electronic means to the same extent as if originally signed.

     10.9   Set-off and Sharing of Payments
            -------------------------------

            (a) In addition to any rights and remedies of each Lender provided by law, upon the occurrence of an Event of Default and acceleration of the Notes, or at any time upon the occurrence and during the continuance of an Event of Default under Sections 8.1(a) or 8.1(b), each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, to set-off and apply against any indebtedness or other liability, whether matured or unmatured, of the Borrower to such Lender arising under the Loan Documents, any amount owing from such Lender to the Borrower. To the extent permitted by applicable law, the aforesaid right of set-off may be exercised by such Lender against the Borrower or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditors, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the making, filing or issuance of, service upon such Lender of, or notice to such Lender of, any petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after each such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

            (b) If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of its Loans or its Note in excess of its Outstanding Percentage of payments then due and payable on account of the Loans and the Notes received by all the Lenders, such Lender shall forthwith purchase, without recourse, for cash, from the other Lenders such participations in their Loans and Notes as shall be necessary to cause such purchasing Lender to share such excess payment with each of them according to their Outstanding Percentages, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from such other Lenders shall be rescinded and such other Lenders shall repay to the purchasing Lender the purchase price to the extent of such recovery, together with an amount equal to the Lender's pro rata share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from such other Lenders pursuant to this Section 10.9(b) may exercise such rights to payment (including the right of set- off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

     10.10  Indemnity
            ---------

            The Borrower agrees to indemnify and hold harmless the Administrative Agent and each Lender from and against any loss, cost, liability, damage or expense, including the reasonable fees and disbursements of Special Counsel and such local counsel(s) as may reasonably be required by the Administrative Agent, to the Administrative Agent and each Lender incurred by the Administrative Agent or such Lender in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of, any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon (1) any untrue statement or alleged untrue statement of any material fact, in any document or schedule executed or filed with any Governmental Authority by or on behalf of the Borrower or any Subsidiary which relates to the transactions contemplated by the Loan Documents, (2) any omission or alleged omission to state any material fact required to be stated in such document or schedule, or necessary to make the statements made therein, in light of the circumstances under which made, not misleading, (3) any acts, practices or omissions or alleged acts, practices or omissions of the Borrower or its agents relating to the use of the proceeds of any Loan which is alleged to be in violation of Section 2.4, or in violation of any federal securities law or of any other statute, regulation or other law of any jurisdiction applicable thereto, or (4) this Agreement, any other Loan Document or any other document contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent or such Lender under or in connection with any of the foregoing. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Administrative Agent and the Lenders hereunder or at common law or otherwise, and shall survive any termination of this Agreement, the expiration of the Aggregate Commitments and the payment of all indebtedness of the Borrower here under and under the other Loan Documents, provided that the Borrower shall have no obligation under this Section 10.10 to the Administrative Agent or any Lender with respect to any of the foregoing to the extent the same shall have arisen from the gross negligence or willful misconduct of the Administrative Agent or such Lender or the violation by any such Person of any law applicable to it (but only to the extent such violation shall not have resulted solely from such Person's reliance on any representation or warranty made by any Loan Party).

     10.11  Governing Law
            -------------

            The Loan Documents and the rights and obligations of the parties thereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflict of laws.

     10.12  Severability
            ------------

            Every provision of this Agreement and the other Loan Documents is intended to be severable, and if any term or provision hereof or thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

     10.13  Integration
            -----------

            All exhibits to this Agreement or any other Loan Document shall be deemed to be a part of this Agreement or such other Loan Document, as the case may be. Each Loan Document ment embodies the entire agreement and understanding between or among the parties thereto with respect to the subject matter thereof and supersedes all prior agreements and understandings between or among the parties thereto with respect to the subject matter thereof.

     10.14  Acknowledgments
            ---------------

            Each Loan Party acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents, (b) by virtue of the Loan

Documents, neither the Administrative Agent nor any Lender has any fiduciary relationship to such Loan Party, and the relationship between the Administrative Agent and the Lenders, on the one hand, and such Loan Party, on the other hand, is solely that of debtor and creditor, and (c) by virtue of the Loan Documents, no joint venture exists among the Administrative Agent and the Lenders or among such Loan Party and the Administrative Agent and/or the Lenders.

     10.15  Consent to Jurisdiction
            -----------------------

            Each Loan Party irrevocably submits to the jurisdiction of any New York State or Federal Court sitting in the City of New York over any suit, action or proceeding arising out of or relating to the Loan Documents. Each Loan Party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Each Loan Party agrees that a final judgment in any such suit, action or proceeding brought in such a court, after all appropriate appeals, shall be conclusive and binding upon it.

     10.16  Service of Process
            ------------------

            Each Loan Party agrees that process may be served against it in any suit, action or proceeding referred to in Section 10.15 by sending the same by first class mail, return receipt requested, or by overnight courier service, to the address of such Loan Party set forth in Section 10.2 or in the applicable Loan Document executed by such Loan Party. Each Loan Party agrees that any such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action, or proceeding, and (ii) shall, to the fullest extent enforceable by law, be taken and held to be valid personal service upon and personal delivery to it.

     10.17  No Limitation on Service or Suit
            --------------------------------

            Nothing in the Loan Documents or any modification, waiver, or amendment thereto shall affect the right of the Administrative Agent or any Lender to serve process in any manner permitted by law or limit the right of the Administrative Agent or any Lender to bring proceedings against any Loan Party in the courts of any jurisdiction or jurisdictions.

     10.18  WAIVER OF TRIAL BY JURY
            -----------------------

            EACH OF THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE LENDERS AND THE LOAN PARTIES KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. FURTHER, EACH LOAN PARTY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT OR THE LENDERS, OR COUNSEL TO THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT OR THE LENDERS, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. EACH LOAN PARTY ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS SECTION
                                 ----- ----
10.18.


     10.19  Effective Date
            --------------

            This Agreement shall be effective at such time (the "Effective
                                                                 ---------
Date") as executed counterparts hereof shall have been delivered to the
----
Administrative Agent by the Borrower and each Lender, and the Administrative Agent shall have executed and delivered a counterpart hereof to the Borrower and each Lender.

     AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be executed on its behalf.


                         EVEREN CAPITAL CORPORATION



                         By:___________________________________________
                         Name:_________________________________________
                         Title:________________________________________



                         THE BANK OF NEW YORK, in its
                         capacity as a Lender and the
                         Administrative Agent


                         By:___________________________________________
                         Name:_________________________________________
                         Title:________________________________________


                         LASALLE NATIONAL BANK, in its capacity as a Lender and the Documentation Agent


                         By:___________________________________________
                         Name:_________________________________________
                         Title:________________________________________

                               EVEREN EXHIBIT A
                               ----------------

        LIST OF COMMITMENTS, LENDING OFFICES AND ADDRESSES FOR NOTICES
        --------------------------------------------------------------


A.   LIST OF COMMITMENTS
     -------------------

                                     Commitment
Lender                                  Amount
------                               -----------
THE BANK OF NEW YORK                $25,000,000

LASALLE NATIONAL BANK               $25,000,000

       TOTALS                       $50,000,000

     B.  LIST OF LENDING OFFICES AND ADDRESSES FOR NOTICES
         -------------------------------------------------


Joseph Ciacciarelli
Vice President
The Bank of New York
One Wall Street
1st Floor
New York, New York
10286
Telephone:  (212) 635-6818
Facsimile:  (212) 809-9566

Mary Josephs,
Vice President
LaSalle National Bank
135 South LaSalle Street
Room 308
Chicago, Illinois   60603
Telephone:  (312) 904-8696
Facsimile:  (312) 904-8544

                               EVEREN EXHIBIT B
                               ----------------

                                 FORM OF NOTE
                                 ------------


$______________                         _____________, 1997
                                   New York, New York


       FOR VALUE RECEIVED, the undersigned, EVEREN CAPITAL CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of
                           --------
_________________________ (the "Lender"), on the Initial Maturity Date or, if
                                ------
the Initial Maturity Date has been extended in accordance with Section 2.5(b) of the Credit Agreement referred to below, the Extended Maturity Date, the principal sum of the lesser of $_____________ or the outstanding principal amount of the Loans made by the Lender, and to pay interest from the date hereof on the outstanding principal balance of such Loans at the rate or rates, and at the times, set forth in the Credit Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
dated as of July 11, 1997 by and among the Borrower, the Lenders party thereto, LaSalle National Bank, as Documentation Agent, and The Bank of New York, as Administrative Agent (in such capacity, the "Administrative Agent"), in each
                                             --------------------
case at the office of the Administrative Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States of America in immediately available funds.

       Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

       The Loans evidenced by this Note are prepayable (at the option of the Borrower or as may be required by the Credit Agreement) in the amounts, and at the times, set forth in the Credit Agreement. This Note is one of the Notes under, and as such term is defined in, the Credit Agreement, and is subject to, and should be construed in accordance with, the provisions thereof, and is entitled to the benefits and security set forth in the Loan Documents.

       The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach thereto, (a) the date and amount of each Loan made by such Lender, (b) the character of each Loan made by such Lender as an ABR Advance, a LIBOR Advance or a combination thereof, (c) the Interest Period and the interest rate (without regard to the Applicable Margin) applicable to each LIBOR Advance, and (d) the date and amount of each conversion of, and each payment or prepayment of principal of, such Loan. No failure to so record or any error in so recording shall affect the obligation of the Borrower to repay the Loans, together with interest thereon, as provided in the Credit

Agreement, and the outstanding principal balance of the Loans made by such Lender as set forth in such schedule shall be presumed to be correct absent manifest error.

       Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest, and all other demands, protests, and notices in connection with the execution, delivery, performance, collection, and enforcement of this Note.

       This Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 10.1 of the Credit Agreement.

       THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.


                                   EVEREN CAPITAL CORPORATION


                                   By: _______________________
                                   Name: _____________________
                                   Title: ____________________

                               SCHEDULE TO NOTE
                               ----------------

          Type of                                                          Amount of
          Advance                  Interest       Interest Rate on LIBOR   Conversion
         (LIBOR or                Period (if               Advance         or Principal
            ABR     Amount of       LIBOR            without regard to     Payment or     Notation
Date      Advance    Advance       Advance          Applicable Margin      Prepayment     Made By
----      -------    -------       -------          -----------------      ----------     --------

                               EVEREN EXHIBIT C
                               ----------------

                           FORM OF BORROWING REQUEST
                           -------------------------


                                           [DATE]

The Bank of New York,
 as Administrative Agent
One Wall Street
New York, New York 10286
Attention:  Joseph Ciacciarelli
             Vice President

     Re: Credit Agreement, dated as of July 11, 1997, by and among EVEREN Capital Corporation, the Lenders party thereto, LaSalle National Bank, as Documentation Agent, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement")
          ------------------------------------------

     Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     Pursuant to Section 2.3 of the Credit Agreement, the Borrower hereby gives notice of its intention to borrow Loans in the aggregate sum of $________ on ____________, which borrowing shall consist of the following type or types of
Advances:

                                              Interest Period
Type of Advance (LIBOR or                     (for LIBOR
ABR Advance)                 Amount           Advance)
-------------------------    ------           --------

(A)

(B)

     The Borrower hereby certifies that on the date hereof and on the Borrowing Date set forth above, and after giving effect to the Loans requested hereby:
     (a) The Borrower is in compliance with all of the terms, covenants and conditions of the Loan Documents.
     (b) There exists, and at the time of the borrowing of such Loans there shall exist, no Default or Event of Default.

     (c) The representations and warranties contained in the Credit Agreement are, and at the time of the borrowing of such Loans shall be, true and correct.

     IN EVIDENCE of the foregoing, the undersigned has caused this Borrowing Request to be duly executed on its behalf.


                                  EVEREN CAPITAL CORPORATION



                                  By: ________________________
                                  Name: ______________________
                                  Title: _____________________


                                  By: ________________________
                                  Name: ______________________
                                  Title: _____________________

                               EVEREN EXHIBIT D
                               ----------------

                      FORM OF BORROWER SECURITY AGREEMENT
                      -----------------------------------


     Security Agreement, dated as of ____________, 1997, by and between EVEREN Capital Corporation, a Delaware corporation (the "Borrower"), and The Bank of
                                                  --------
New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement").
                                            ---------

                                   RECITALS
                                   --------

     I. Reference is made to the Credit Agreement, dated as of July 11, 1997, by and among the Borrower, the Lenders party thereto, LaSalle National Bank, as Documentation Agent, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement").
-----------------

     II. It is a condition precedent to the making of all Loans under the Credit Agreement that the Borrower shall have executed and delivered this Agreement.

     Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

     1.   Defined Terms
          -------------

          (a) Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

          (b) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto as follows:

          "Collateral": as defined in Section 2.
           ----------

          "Equity Interest": (a) with respect to a corporation, capital stock
           ---------------
thereof, (b) with respect to a partnership, a partnership interest therein, (c) with respect to any other firm, association, trust, business enterprise or other entity which is similar to any other Person listed in clauses (a) and (b), and this clause (c), of this definition, any equity interest therein, including, without limitation, any interest therein which entitles the holder thereof to share in the revenue, income, earnings or losses thereof or to vote or otherwise participate in any election of one or more members of the managing body thereof, and (d) all warrants and options in respect of any of the foregoing and all other securities which are convertible or exchangeable therefor.

          "Event of Default": as defined in Section 5.
           ----------------
          "NYUCC": the UCC as in effect in the State of New York on the date
           -----
hereof.

          "Obligations": all of the obligations and liabilities of the Borrower
           -----------
under each Interest Rate Protection Arrangement with one or more of the Lenders and under the Loan Documents, in each case whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired.

          "Office Location": as defined in Section 3(a)(ii).
           ---------------

          "Permitted Lien": a Lien permitted by Section 7.2 of the Credit
           --------------
Agreement.

          "UCC": with respect to any jurisdiction, Articles 1, 8 and 9 of the
           ---
Uniform Commercial Code as from time to time in effect in such jurisdiction.

          (c) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto in the NYUCC: "Certificated
                                                             ------------
Security", "Issuer", "Proceeds", "Secured Party", "Security", "Security
--------    ------    --------    -------------    --------    --------
Interest" and "Uncertificated Security".
               -----------------------

     2.   Grant of Security Interest
          --------------------------

          To secure the prompt and complete payment, observance and performance of the Obligations, the Borrower hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Lenders, a Security Interest in and to all of the Borrower's right, title and interest in and to all Equity Interests of EVEREN Securities Holdings, Inc., together with all additions thereto, and all substitutions, exchanges and replacements therefor, and all Proceeds (which shall include all dividends, distributions, accessions and income on and in respect of all of the foregoing and all other rights and benefits in respect thereof) of all of the forego ing, whether now owned or existing or hereafter arising or acquired (collectively, the "Collateral").
                                                              ----------

     3.   Representations and Warranties
          ------------------------------

          The Borrower hereby represents and warrants to the Administrative Agent as follows:

          (a)  Generally. (i)  This Agreement constitutes the valid and binding
               ---------
obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws related to or affecting the enforcement of creditors' rights generally and general principles of equity.

          (ii) As of the date hereof, all of the information set forth on each of the Schedules hereto is true, complete and correct.

          (iii) This Agreement, together with the delivery to the Administrative Agent of the Certificated Securities constituting Collateral and the continuous possession thereof by the Administrative Agent in the State of New York, creates a continuing "enforceable" Security Interest in the Collateral in favor of the Administrative Agent. There are no Liens upon the Collateral other than Permitted Liens, if any. Upon (A) the delivery to the Administrative Agent of the Certificated Securities constituting the Collateral, and (B) the registration, in accordance with Article 8 of the NYUCC, of the Security Interest granted hereby on the books of each Person which is an Issuer of an Uncertificated Security constituting the Collateral, (1) such Se curity Interest shall be perfected, (2) such security interest in the Collateral constituting Certificated Securities in the possession of the Administrative Agent shall constitute a first priority security interest, and (3) assuming that the Administrative Agent has acted in "good faith and without notice of any adverse claim" within the meaning of Article 8 of the NYUCC, the Administrative Agent shall be a "bona fide purchaser", within the meaning of such Article, with respect to the Collateral consisting of Securities.

          (b)  Equity Interests.  The Equity Interests listed on Schedule I
               ----------------
hereto constitute all of the Equity Interests in EVEREN Securities Holdings, Inc. in which the Borrower has, as of the date hereof, any right, title or interest, and to the best of the Borrower's knowledge, each such Equity Interest issued by EVEREN Securities Holdings, Inc. has been duly authorized, validly issued and fully paid for, and is non-assessable.

     4.   Covenants
          ---------

          The Borrower hereby covenants with the Administrative Agent as follows:

          (a)  Generally. (i)  The Borrower shall, at its own expense, promptly
               ---------
execute and deliver all certificates, documents, instruments, financing and continuation statements and amendments thereto, notices and other agreements, and take all further action, that the Administrative Agent may reasonably request from time to time, in order to perfect and protect the Security Interest granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral.

               (ii) The Borrower shall furnish to the Administrative Agent such information, reports, statements and schedules with respect to the Collateral as the Administrative Agent may reasonably re quest from time to time.

               (iii) The Borrower shall defend the Collateral against all claims of any kind or nature (other than Permitted Liens, if any) of all Persons at any time claiming the same or any interest therein adverse to the interests of the Administrative Agent or any Lender, and the Borrower shall not cause, permit or suffer to exist any Lien upon the Collateral other than (A) the Lien granted hereby, and (B) Permitted Liens, if any.

               (iv) The Borrower shall cause each Person which is an Issuer of an Uncertificated Security constituting the Collateral (A) to register the Security Interest granted hereby upon the books of such Person in accordance with Article 8 of the NYUCC, and (B) to issue to the Administrative Agent an initial transaction statement in the form of Annex A hereto and issue to the Administrative Agent subsequent transaction statements in accordance with
Section 8-408 of the UCC in effect in the State of New York.

               (v) Except as otherwise required by law, the Borrower agrees that, with respect to the Collateral, neither the Administrative Agent nor any Lender has any obligation to preserve rights against prior or third parties.

               (vi) The Administrative Agent's only duty with respect to the Collateral delivered to it shall be to use reasonable care in the custody and preservation of the Collateral, and the Borrower agrees that if the Administrative Agent accords the Collateral substantially the same kind of care as it accords its own Property, such care shall conclusively be deemed reasonable. In the event that all or any part of the Equity Interests constituting the Collateral are lost, destroyed or wrongfully taken while such Equity Interests are in the possession of the Administrative Agent, the Borrower agrees that it will use its best efforts to cause the delivery of new Equity Interests in place of the lost, destroyed or wrongfully taken Equity Interests upon re quest therefor by the Administrative Agent, without the necessity of any indemnity bond or other security, other than the Agent's agreement of indemnity upon usual and customary terms therefor.

               (vii) Anything herein to the contrary notwithstanding, (A) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (B) the exercise by the Administrative Agent or any Lender of any of its rights hereunder shall not release the Borrower from any of its duties or obligations under any such contract or agreement, (C) neither the Administrative Agent nor any Lender shall have any obligation or liability, including indemnification obli gations, under any such contract or agreement by reason of this Agreement, nor shall the Administrative Agent or any Lender be obligated to perform any of the obligations or duties of the Borrower thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by the Borrower or the sufficiency of any performance by any party under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder, and (D) neither the Administrative Agent nor any

Lender shall be under any duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in con nection with the management of the Collateral.

     (b)  Equity Interests.  All of the Equity Interests now or hereafter owned
          ----------------
by or in the possession of the Borrower which constitute the Collateral shall be promptly delivered to the Administrative Agent, to be held by the Administrative Agent pursuant hereto, in suitable form for transfer by delivery or accompanied by duly executed documents of transfer or assignments in blank, all in form and substance reasonably satisfactory to the Administrative Agent. The Borrower agrees that, with respect to all items of the Collateral which it is or shall hereafter be obligated to deliver to the Administrative Agent, until so delivered such items shall be held by the Borrower in trust for the benefit of the Administrative Agent and be segregated from the other Property of the Borrower.


     5.   Events of Default
          -----------------

          Each of the following shall constitute an "Event of Default":
                                                     ----------------
          (a) If the Borrower shall fail to observe or perform any term, covenant or agreement contained in this Agreement within 10 Domestic Business Days after the Borrower shall have become aware thereof; or

          (b) The occurrence and continuance of an Event of Default under, and as such term is defined in, the Credit Agreement.

     6.   Remedies
          --------

          (a) Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, the Administrative Agent may:

          (i) exercise any and all rights and remedies (A) granted to a Secured Party by the UCC in effect in the State of New York or otherwise allowed at law, and (B) otherwise provided by this Agreement, and

          (ii) dispose of the Collateral as it may choose, so long as every aspect of the disposition including the method, manner, time, place and terms are commercially reasonable, and the Borrower agrees that, without limitation, the following are each commercially reasonable: (A) the Administrative Agent shall not in any event be required to give more than 5 days' prior notice to the Borrower of any such disposition, (B) any place within the City of New York or the Counties of Nassau, Suffolk, and Westchester may be designated by the Administrative Agent for disposition, and (C) the Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) To the extent permitted by law, the Borrower hereby expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force, which might delay, prevent or otherwise impede the performance or enforcement of this Agreement.

     7.   Notices
          -------

          All notices and other communications provided for or otherwise required hereunder or in connection herewith shall be given in the manner and to the addresses set forth in Section 10.2 of the Credit Agreement.

     8.   Relationship to Credit Agreement
          --------------------------------

          This Agreement is the Borrower Security Agreement under, and as such term is defined in, the Credit Agreement, and is subject to, and should be construed in accordance with, the provisions thereof.

     9.   Governing Law
          -------------

          This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflict of laws.

     IN EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be duly executed on its behalf.


                                             EVEREN CAPITAL CORPORATION



                                             By:_______________________________
                                             Name:_____________________________
                                             Title:____________________________



                                             THE BANK OF NEW YORK,
                                              as Administrative Agent


                                             By:_______________________________
                                             Name:_____________________________
                                             Title:____________________________

                       SCHEDULE I TO SECURITY AGREEMENT

                           LIST OF EQUITY INTERESTS
                           ------------------------

                                                            Percentage
                                                           of Issued and
                                            Number of       Outstanding
  Issuer                Certificate No.      Shares        Capital Stock
  ------                ---------------      ------        -------------
EVEREN                     7              995,000        100%
Securities
Holdings, Inc.

                         ANNEX A TO SECURITY AGREEMENT

                             TRANSACTION STATEMENT
                             ---------------------

     THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHT ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                                                         [DATE]

The Bank of New York, as Administrative Agent
One Wall Street
New York, New York 10286

          Reference is made to the Security Agreement, dated as of ____________, 1997, by and between EVEREN Capital Corporation and The Bank of New York, as Administrative Agent. This Transaction Statement is issued under Section 8-408 of the New York State Uniform Commercial Code.

DESCRIPTION OF THE ISSUE: ___________________________________

NUMBER OF SHARES OR UNITS PLEDGED: __________________________

REGISTERED  OWNER: ______________________________________, Taxpayer ID#
_______________

REGISTERED PLEDGEE: The Bank of New York, as Administrative Agent, One Wall Street, New York, New York 10286, Taxpayer ID# _______________

NOTATION OF LIENS: There are no liens, restrictions or adverse claims on the shares or units iden tified above as having been pledged.

DATE OF REGISTRATION OF THE PLEDGE: ______________, ____


                                           [NAME OF ISSUER]


                                           By:________________________________
                                           Name:______________________________
                                           Title:_____________________________

                               EVEREN EXHIBIT E


                       FORM OF EXTENSION REQUEST NOTICE
                       --------------------------------

       EXTENSION REQUEST NOTICE, dated as of ____________, 1999, to the Credit Agreement, dated as of July 11, 1997, by and among EVEREN Capital Corporation (the "Borrower"), the Lenders party thereto, LaSalle National Bank, as
      --------
Documentation Agent, and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement").
---------

       Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

       1.   The Borrower hereby requests an extension (the "Extension") of the
                                                            ---------
Initial Maturity Date from June 30, 1999 to June 30, 2000 (the "Extended
                                                                --------
Maturity Date").
-------------

       2. The Borrower hereby represents and warrants to the Administrative Agent, the Documentation Agent and each Lender that immediately before and after giving effect to the Extension no Default or Event of Default shall exist.

       3. The Borrower acknowledges that the Extension is subject to the consent of all Lenders and that the decision of each Lender to consent or not consent to the Extension is within the sole and absolute discretion of such Lender.

                                            EVEREN CAPITAL CORPORATION


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            THE BANK OF NEW YORK, as
                                            Administrative Agent


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

Request for Extension is
hereby Consented to:

THE BANK OF NEW YORK


By:_____________________________
Name:___________________________
Title:__________________________


LASALLE NATIONAL BANK


By:_____________________________
Name:___________________________
Title:__________________________


[Other Lenders]

                               EVEREN EXHIBIT F
                               ----------------

                      FORM OF OPINION OF SPECIAL COUNSEL
                      ----------------------------------



                                         July 11, 1997

TO THE PARTIES LISTED
ON SCHEDULE A ANNEXED HERETO


     Re: Credit Agreement, dated as of July 11, 1997 by and among EVEREN Capital Corporation (the "Borrower"), the Lenders party thereto,
                                    --------
          LaSalle National Bank, as Documentation Agent, and The Bank of New York, as Administrative Agent (the "Agreement")
                                              ---------

     We have acted as Special Counsel to the Administrative Agent in connection with the Agreement. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

     We have examined originals or copies certified to our satisfaction of the documents required to be delivered pursuant to the provisions of Section 5 of the Agreement. In conducting such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies.

     Based upon the foregoing examination, and relying with your permission upon the opinion delivered to the Administrative Agent pursuant to Section 5.1(e) of the Agreement, and upon the representations and warranties of the Loan Parties contained in the Loan Documents, and subject to all of the assumptions, qualifications and other limitations contained in such opinions which are expressly incorporated herein by reference, we are of the opinion that all legal preconditions set forth in Section 5.1 of the Agreement to the making of the first Loans under the Agreement have been satisfactorily met.

     This opinion is rendered solely for your benefit in connection with the transactions referred to herein and may not be relied upon by any other Person.

     We express no opinion as to laws other than the laws of the State of New York and the federal laws of the United States of America.


                                                 Very truly yours,

                                  SCHEDULE A
                                  ----------


The Bank of New York,
 individually and as Administrative Agent

LaSalle National Bank,
 individually and as Documentation Agent

          Except as set forth on Schedule 4.5 to the Credit Agreement, there are no actions, suits, arbitration proceedings or claims (whether purportedly on behalf of the Borrower, any Subsidiary or otherwise) pending or, to my knowledge, threatened against the Borrower or any Subsidiary, or maintained by the Borrower or any Subsidiary, or which may affect the Property of the Borrower or such Subsidiary, at law or in equity, before any Governmental Authority which could reason ably be expected to have a Material Adverse effect. There are no proceedings pending or, to my knowledge, threatened against the Borrower or any Subsidiary (a) which call into question the validity or enforceability of, or otherwise seek to invalidate any Loan Document, or (b) which would reasonably be expected to, individually or in the aggregate, materially and adversely affect any of the transactions contemplated by any Loan Document.

     5.   No Conflicting Agreements
          -------------------------

          (a) To my knowledge, neither the Borrower nor any Subsidiary is in default under any agreement to which it is a party or by which it or any of its Property is bound the effect of which could reasonably be expected to have a Material Adverse effect. No notice to, or filing with, any Governmental Authority, not already made, is required for the due execution, delivery and performance by the Borrower of the Loan Documents to which it is a party, other than such notices and filings as are required from time to time (i) for the Borrower to perform its obligations under Sections 6.1, 6.2, 6.6 and 6.9 of the Credit Agreement and similar obligations under any other Loan Document, and (ii) to perfect, and maintain the perfection of, the Administrative Agent's security interests in the Collateral.

          (b) No provision of any statute, rule, regulation, judgment, decree or order or, solely as of the date hereof, any mortgage, indenture, contract or agreement, binding on the Borrower or any Subsidiary or affecting the Property of the Borrower or any Subsidiary conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance by the Borrower of the terms of, any Loan Document. As of the date hereof, the execution, delivery or performance by the Borrower of the terms of each Loan Document to which it is a party will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien (other than pursuant to the Loan Documents) upon the Property of the Borrower or any Subsidiary pursuant to the terms of any such mortgage, indenture, contract or agreement.

     6.   Compliance with Applicable Laws; Filings
          ----------------------------------------

          Neither the Borrower nor any Subsidiary is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Authority which default could reasonably be expected to have a Material Adverse effect. The Borrower and each Subsidiary are complying with all applicable statutes, rules and regulations of all Governmental Authorities, a violation of which could reasonably be expected to have a Material Adverse effect. The Borrower and each Subsidiary have filed or caused to be filed with all Governmental Authorities all reports, applications, documents, instruments and information required to be filed pursuant to all applicable laws, rules, regulations and requests which, if not so filed, could reasonably be expected to have a Material Adverse effect.

     7.   Governmental Regulations
          ------------------------

          Neither the Borrower nor any Subsidiary nor any corporation controlling the Borrower or any Subsidiary or under common control with the Borrower or any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or the Investment Company Act of 1940, in each case as amended, or, except for those statutes and regulations applicable to registered future commission merchants, broker dealers and investment advisers, any other statute or regulation which regulates the incurrence of Indebtedness.

     8.   Property
          --------

          To my knowledge, except as set forth on Schedule 4.10 to the Credit Agreement, each of the Borrower and each Subsidiary has good and marketable title to, or a valid leasehold interest in, all of its Property which is material to the Borrower or such Subsidiary, subject to no Liens, except Liens permitted by Section 7.2 of the Credit Agreement. To my knowledge, other than leases the termination of which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse effect, all leases of Property to each of the Borrower and each Subsidiary are in full force and effect, the Borrower or such Subsidiary enjoys quiet and undisturbed possession thereunder and neither the Borrower nor any Subsidiary is in default thereunder beyond any applicable grace period.

     9.   Federal Reserve Regulations; Use of Loan Proceeds
          -------------------------------------------------

          If used in accordance with Section 2.4 of the Credit Agreement, no part of the proceeds of the Loans will be used, directly or indirectly, for a purpose which violates any law, including Regulations G, U, T or X of the Board of Governors of the Federal Reserve System, as amended.

     10.  Subsidiaries; Capitalization
          ----------------------------

          The securities listed on Schedule I to the Borrower Security Agreement constitute all of the securities representing capital stock of EVEREN Securities Holdings, Inc. in which the Borrower has any right, title or interest, and each such security has been duly authorized, validly issued and fully paid for, and is, except solely as a result of any applicable law, non-assessable. Each share of Common Stock is duly authorized, validly issued and fully paid for and, except solely as a result of any applicable law, nonassessable.

     11.  Collateral
          ----------

          The Collateral Documents, together with the delivery to the Administrative Agent of the Certificated Securities (as defined in the Collateral Documents) constituting Col-lateral and the continuous possession thereof by the Administrative Agent in the State of New York, create a continuing "enforceable" security interest in the Collateral in favor of the Administrative Agent. Upon (A) the delivery to the Administrative Agent of the Certificated Securities constituting the Collateral, and (B) the registration, in accordance with Article 8 of the NYUCC (as defined in the Collateral Documents), of the security interest granted by the Collateral Documents on the books of each Person which is an issuer of an Uncertificated Security (as defined in the Collateral Documents) constituting the Collateral,
(1) such security interest shall be perfected, (2) such security interest in the Collateral constituting Certificated Securities in the possession of the Administrative Agent shall constitute a first priority security interest, and
(3) assuming that the Administrative Agent has acted in "good faith and without notice of any adverse claim" within the meaning of Article 8 of the NYUCC, the Administrative Agent shall be a "bona fide purchaser", within the meaning of such Article, with respect to the Collateral consisting of Securities (as defined in the Collateral Documents). The opinions set forth in this paragraph are subject to the limitations on perfection of security interests in proceeds resulting from the operation of Section 9-306 of the Uniform Commercial Code.

                               EVEREN EXHIBIT H
                               ----------------

                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------


                                        [DATE]

TO THE PARTIES LISTED
ON SCHEDULE A ANNEXED HERETO

     Re: Credit Agreement, dated as of July 11, 1997, by and among EVEREN Capital Corporation (the "Borrower"), the Lenders party thereto,
                                    --------
          LaSalle National Bank, as Documentation Agent, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit
                                                  -------------------------
          Agreement")
          -----------

     Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     With respect to the financial statements delivered herewith, I hereby certify, on behalf of the Borrower, to the best of my knowledge, as follows:

          (A)  all such financial statements are true, complete and correct, and

          (B) all such financial statements have been prepared in all material respects in accordance with GAAP (but without footnotes and subject to year-end adjustments).

     In addition, I hereby certify, on behalf of the Borrower that, to the best of my knowledge, there exists no violation of any covenant or agreement of any Loan Document and that no condition or event has occurred which would constitute a Default or an Event of Default, [EXCEPT AS FOLLOWS:

          SPECIFY ALL SUCH VIOLATIONS, CONDITIONS AND EVENTS AND THE NATURE AND STATUS THEREOF]

     Attached are calculations required to establish that the Borrower is in compliance with Sections 6.11, 6.12, 6.13, 6.14, 6.15, 6.16 and 6.17 of the
Credit Agreement.

                                   EVEREN CAPITAL CORPORATION

                                   By:____________________
                                   Name: ___________________
                                   Title:_________________

                                  SCHEDULE A
                                  ----------


The Bank of New York,
 individually and as Administrative Agent

LaSalle National Bank,
 individually and as Documentation Agent

                               EVEREN EXHIBIT I
                               ----------------

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                  -------------------------------------------


     Assignment and Acceptance Agreement (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated
                                                            ---------
as of ____________, by and between ____________ (the "Assignor") and
                                                       --------
____________ (the "Assignee").
                   --------

                                   RECITALS
                                   --------

     I. Reference is made to the Credit Agreement, dated as of July 11, 1997, by and among EVEREN Capital Corporation, the Lenders party thereto, LaSalle National Bank, as Documentation Agent, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement").
                                 ----------------

     II. The Assignor wishes to assign and delegate to the Assignee, and the Assignee wishes to purchase and assume from the Assignor, some or all of the Assignor's rights and obligations under the Loan Documents upon the terms, and subject to the conditions, contained herein.

     Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and the Assignee hereby agree as follows:

     1.   Defined Terms
          -------------

          (a) Each capitalized term used herein which is not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

          (b) When used in this Agreement, each of the following capitalized terms shall have the meaning ascribed thereto unless the context hereof otherwise specifically requires:

          "Assigned Percentage": _____%.
           -------------------

          "Assignment Effective Date": as defined in Section 5.
           -------------------------

          "Assignor Rights and Obligations": as of the Assignment Effective
           -------------------------------
Date, the Assigned Percentage of all of the Assignor's rights and obligations under the Loan Documents, including, without limitation, such percentage of its Commitment and Commitment Amount, Loans and Note.

          "Purchase Price": an amount equal to the Assigned Percentage of
           --------------
the aggregate unpaid principal amount of the Assignor's Loans as of the Assignment Effective Date.

     2.   Assignment; Payment by Assignee
          -------------------------------

          The Assignor hereby assigns and delegates to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse or, except as otherwise specifically provided herein, representation or warranty, the Assignor Rights and Obligations. The Assignee agrees to pay to the Assignor the Purchase Price on the Assignment Effective Date.

     3.   Representations and Warranties
          ------------------------------

          (a)  Assignor.  The Assignor hereby represents and warrants to the
               --------
Assignee that its Commitment Amount is $______, the aggregate unpaid principal amount of its Loans is $_________, and such Loans are composed of the following ABR Advances and LIBOR Advances: (1) ABR Advances: $_____________, and (2) LIBOR
                                     ------------                          -----
Advances: (A) $__________ for [LENGTH OF INTEREST PERIOD], the last day of which
--------
is _______________, (B) $__________ for [LENGTH OF INTEREST PERIOD], the last day of which is _______________,

          (b)  Assignee.  The Assignee hereby represents and warrants to the
               --------
Assignor that (i) it is legally authorized to enter into this Agreement, (ii) it is an "accredited investor" within the meaning of Regulation D of the Securities and Exchange Commission, as amended, [AND] (iii) it has, independently and without reliance upon the Assignor, and based on such documents and information as it has deemed appropriate, made its own evaluation of, and investigation into, the business, operations, Property, financial and other condition and creditworthiness of the Borrower and made its own decision to enter into this Agreement [, AND (IV) IT IS A LENDER OR A SUBSIDIARY OR AFFILIATE OF A LENDER].

     4.   Covenants of the Assignee
          -------------------------

          The Assignee hereby covenants and agrees that it will, independently and without reliance upon the Assignor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under the Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Borrower.

     5.   Effectiveness of this Agreement
          -------------------------------

          (a) Section 2 of this Agreement shall not become effective until such date (the "Assignment Effective Date") as all of the following conditions shall
           -------------------------
have been fulfilled:

          (i) The Administrative Agent shall have received this Agreement duly executed by each of the Assignor, the Assignee and, if required by the Credit Agreement, the Borrower;

          (ii) The Administrative Agent shall have executed a copy of this Agreement;

          (iii) The Assignor shall have delivered to the Assignee (with a copy to the Administrative Agent) a duly completed letter in the form of Annex A hereto;

          (iv) The Assignee shall have confirmed in writing to the Assignor (with a copy to the Administrative Agent) that, on or before the Assignment Effective Date, it shall have transferred (in accordance with Section 6 hereof) the Purchase Price to the Assignor. At the time of such confirmation, the Assignee shall be deemed to have remade the representations and warranties contained in Section 3(b)(i), (ii) [AND]
     (iii) [, AND (IV)] hereof on and as of the date of such confirmation; and

          (vi) The Administrative Agent shall have received an assignment fee in the amount of $2,500.

          (b) Upon the Assignment Effective Date, (i) the Administrative Agent shall record the assignment contemplated hereby, (ii) the Assignee shall be a Lender, and (iii) the Assignor, to the extent of the assignment provided for herein, shall be released from its obligations under the Loan Documents.

          (c) The Assignee hereby appoints and authorizes the Administrative Agent to take such action, on and after the Assignment Effective Date, as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

          (d) From and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments with respect to amounts under the Loan Documents which accrued prior to the Assignment Effective Date and which were paid thereafter, directly between themselves.

     6.   Payment Instructions
          --------------------

          All payments to be made to the Assignor by the Assignee hereunder shall be made by wire transfer of immediately available funds to the Assignor at: [WIRE INSTRUCTIONS].
    -------------------

     7.   Notices
          -------

          All notices, requests and demands to or upon the Assignee in connection with this Agreement and the Loan Documents are to be sent or delivered to the place set forth adjacent to its name on the signature page(s) hereof.

     8.   Miscellaneous
          -------------

          (a) For purposes of this Agreement, all calculations and determinations with respect to the outstanding principal amount of the Assignor's Loans and all other similar calculations and determinations, shall be made and shall be deemed to be made as of the commencement of business on the date of such calculation or determination, as the case may be.

          (b) Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

          (c) This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all other prior arrangements and understandings between the Assignor and the Assignee with respect to the subject matter hereof.

          (d) This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.

          (e) Every provision of this Agreement is intended to be severable, and if any term or provision hereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

          (f) This Agreement shall be binding upon and inure to the benefit of the Assignor and the Assignee and their respective successors and permitted assigns, except that neither party may assign or transfer any of its rights or obligations hereunder (i) without the prior written consent of the other party, and (ii) in contravention of the Credit Agreement.

          (g) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law.

     AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be duly executed on its behalf.


                                              [NAME OF ASSIGNOR]


                                              By:_______________________________
                                              Name:_____________________________
                                              Title:_____________________


Address for notices:                          [NAME OF ASSIGNEE]

__________________________________            By:_______________________________
__________________________________            Name:_____________________________
__________________________________            Title:_____________________
Attention:________________

Telephone:________________
Facsimile:________________


Consented to and Accepted this __ day
of __________, ____

THE BANK OF NEW YORK, as Administrative Agent


By:_______________________________
Name:_____________________________
Title:____________________


[CONSENTED TO THIS __ DAY
OF __________, ____

EVEREN CAPITAL CORPORATION


By:_______________________________
Name:_____________________________
Title:____________________
                           ANNEX A TO ASSIGNMENT AND

                             ACCEPTANCE AGREEMENT

                                FORM OF LETTER
                                --------------


                                    [Assignment Effective Date]


[Name and Address of Assignee]
Attention: _______________,
           _______________


          Re: Assignment and Acceptance Agreement, dated as of _______________, by and between _______________ and _______________ (as the same may be amended, supplemented or otherwise modified from time to
                                                         ---------------------
               time, the "Agreement")
               ----------------------

Ladies and Gentlemen:

     This letter is being delivered pursuant to Section 5(a)(iii) of the Agreement. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

     The Assignor hereby represents and warrants to the Assignee as follows:

     (i)   its Commitment Amount is $___________,

     (ii) the aggregate unpaid principal amount of its Loans is $_________, and such Loans are composed of the following ABR Advances and LIBOR Advances: (1) ABR Advances: $_____________, and (2) LIBOR Advances: (A) $__________ for
------------                          --------------
[LENGTH OF INTEREST PERIOD], the last day of which is _______________, (B) $__________ for [LENGTH OF INTEREST PERIOD], the last day of which is _______________, and

     (iii) it is the legal and beneficial owner of the Assignor Rights and Obligations free and clear of any adverse claim created by it.

                                    Very truly yours,

                                    [NAME OF ASSIGNOR]


                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

cc: [Name and title of Administrative Agent contact]

                                 July 11, 1997

TO THE PARTIES LISTED
ON SCHEDULE A ANNEXED HERETO


     Re: Credit Agreement, dated as of July 11, 1997 by and among EVEREN Capital Corporation (the "Borrower"), the Lenders party thereto,
                                    --------
          LaSalle National Bank, as Documentation Agent, and The Bank of New York, as Administrative Agent (the "Agreement")
                                              ---------


     We have acted as Special Counsel to the Administrative Agent in connection with the Agreement. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

     We have examined originals or copies certified to our satisfaction of the documents required to be delivered pursuant to the provisions of Section 5 of the Agreement. In conducting such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies.

     Based upon the foregoing examination, and relying with your permission upon the opinion delivered to the Administrative Agent pursuant to Section 5.1(e) of the Agreement, and upon the representations and warranties of the Loan Parties contained in the Loan Documents, and subject to all of the assumptions, qualifications and other limitations contained in such opinions which are expressly incorporated herein by reference, we are of the opinion that all legal preconditions set forth in Section 5.1 of the Agreement to the making of the first Loans under the Agreement have been satisfactorily met.

     This opinion is rendered solely for your benefit in connection with the transactions referred to herein and may not be relied upon by any other Person.

     We express no opinion as to laws other than the laws of the State of New York and the federal laws of the United States of America.


                                      Very truly yours,

                                  SCHEDULE A
                                  ----------


The Bank of New York,
 individually and as Administrative Agent

LaSalle National Bank,
 individually and as Documentation Agent

                          BORROWER SECURITY AGREEMENT
                          ---------------------------


     Security Agreement, dated as of July 11, 1997, by and between EVEREN Capital Corporation, a Delaware corporation (the "Borrower"), and The Bank of
                                                  --------
New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement").
                                            ---------

                                   RECITALS
                                   --------

     I.   Reference is made to the Credit Agreement, dated as of July 11,
1997, by and among the Borrower, the Lenders party thereto, LaSalle National Bank, as Documentation Agent, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement").
           ----------------

     II. It is a condition precedent to the making of all Loans under the Credit Agreement that the Borrower shall have executed and delivered this Agreement.

     Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

     1.   Defined Terms
          -------------

          (a) Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

          (b) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto as follows:

          "Collateral": as defined in Section 2.
           ----------

          "Equity Interest": (a) with respect to a corporation, capital stock
           ---------------
thereof, (b) with respect to a partnership, a partnership interest therein, (c) with respect to any other firm, association, trust, business enterprise or other entity which is similar to any other Person listed in clauses (a) and (b), and this clause (c), of this definition, any equity interest therein, including, without limitation, any interest therein which entitles the holder thereof to share in the revenue, income, earnings or losses thereof or to vote or otherwise participate in any election of one or more members of the managing body thereof, and (d) all warrants and options in respect of any of the foregoing and all other securities which are convertible or exchangeable therefor.

          "Event of Default": as defined in Section 5.
           ----------------

          "NYUCC": the UCC as in effect in the State of New York on the date
           -----
hereof.

          "Obligations": all of the obligations and liabilities of the Borrower
           -----------
under each Interest Rate Protection Arrangement with one or more of the Lenders and under the Loan Documents, in each case whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired.

          "Office Location": as defined in Section 3(a)(ii).
           ---------------

          "Permitted Lien": a Lien permitted by Section 7.2 of the Credit
           --------------
Agreement.

          "UCC": with respect to any jurisdiction, Articles 1, 8 and 9 of the
           ---
Uniform Commercial Code as from time to time in effect in such jurisdiction.

          (c) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto in the NYUCC: "Certificated
                                                                   ------------
Security", "Issuer", "Proceeds", "Secured Party", "Security", "Security
--------    ------    --------    -------------    --------    --------
Interest" and "Uncertificated Security".
               -----------------------

     2.   Grant of Security Interest
          --------------------------

          To secure the prompt and complete payment, observance and performance of the Obligations, the Borrower hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Lenders, a Security Interest in and to all of the Borrower's right, title and interest in and to all Equity Interests of EVEREN Securities Holdings, Inc., together with all additions thereto, and all substitutions, exchanges and replacements therefor, and all Proceeds (which shall include all dividends, distributions, accessions and income on and in respect of all of the foregoing and all other rights and benefits in respect thereof) of all of the foregoing, whether now owned or existing or hereafter arising or acquired (collectively, the "Collateral").
                                                              ----------

     3.   Representations and Warranties
          ------------------------------

          The Borrower hereby represents and warrants to the Administrative Agent as follows:

          (a)  Generally. (i)  This Agreement constitutes the valid and binding
               ---------
obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws related to or affecting the enforcement of creditors' rights generally and general principles of equity.

               (ii) As of the date hereof, all of the information set forth on each of the Schedules hereto is true, complete and correct.

               (iii) This Agreement, together with the delivery to the Administrative Agent of the Certificated Securities constituting Collateral and the continuous possession thereof by the Administrative Agent in the State of New York, creates a continuing "enforceable" Security Interest in the Collateral in favor of the Administrative Agent. There are no Liens upon the Collateral other than Permitted Liens, if any. Upon (A) the delivery to the Administrative Agent of the Certificated Securities constituting the Collateral, and (B) the registration, in accordance with Article 8 of the NYUCC, of the Security Interest granted hereby on the books of each Person which is an Issuer of an Uncertificated Security constituting the Collateral, (1) such Security Interest shall be perfected, (2) such security interest in the Collateral constituting Certificated Securities in the possession of the Administrative Agent shall constitute a first priority security interest, and (3) assuming that the Administrative Agent has acted in "good faith and without notice of any adverse claim" within the meaning of Article 8 of the NYUCC, the Administrative Agent shall be a "bona fide purchaser", within the meaning of such Article, with respect to the Collateral consisting of Securities.

          (b)  Equity Interests.  The Equity Interests listed on Schedule I
               ----------------
hereto constitute all of the Equity Interests in EVEREN Securities Holdings, Inc. in which the Borrower has, as of the date hereof, any right, title or interest, and to the best of the Borrower's knowledge, each such Equity Interest issued by EVEREN Securities Holdings, Inc. has been duly authorized, validly issued and fully paid for, and is non-assessable.

     4.   Covenants
          ---------

          The Borrower hereby covenants with the Administrative Agent as follows:

          (a)  Generally. (i)  The Borrower shall, at its own expense, promptly
               ---------
execute and deliver all certificates, documents, instruments, financing and continuation statements and amendments thereto, notices and other agreements, and take all further action, that the Administrative Agent may reasonably request from time to time, in order to perfect and protect the Security Interest granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral.

               (ii) The Borrower shall furnish to the Administrative Agent such information, reports, statements and schedules with respect to the Collateral as the Administrative Agent may reasonably request from time to time.

               (iii) The Borrower shall defend the Collateral against all claims of any kind or nature (other than Permitted Liens, if any) of all Persons at any time claiming the same or any interest therein adverse to the interests of the Administrative Agent or any Lender, and the Borrower shall not cause, permit or suffer to exist any Lien upon the Collateral other than (A) the Lien granted hereby, and (B) Permitted Liens, if any.


               (iv) The Borrower shall cause each Person which is an Issuer of an Uncertificated Security constituting the Collateral (A) to register the Security Interest granted hereby upon the books of such Person in accordance with Article 8 of the NYUCC, and (B) to issue to the Administrative Agent an initial transaction statement in the form of Annex A hereto and issue to the Administrative Agent subsequent transaction statements in accordance with
Section 8-408 of the UCC in effect in the State of New York.

               (v) Except as otherwise required by law, the Borrower agrees that, with respect to the Collateral, neither the Administrative Agent nor any Lender has any obligation to preserve rights against prior or third parties.

               (vi) The Administrative Agent's only duty with respect to the Collateral delivered to it shall be to use reasonable care in the custody and preservation of the Collateral, and the Borrower agrees that if the Administrative Agent accords the Collateral substantially the same kind of care as it accords its own Property, such care shall conclusively be deemed reasonable. In the event that all or any part of the Equity Interests constituting the Collateral are lost, destroyed or wrongfully taken while such Equity Interests are in the possession of the Administrative Agent, the Borrower agrees that it will use its best efforts to cause the delivery of new Equity Interests in place of the lost, destroyed or wrongfully taken Equity Interests upon request therefor by the Administrative Agent, without the necessity of any indemnity bond or other security, other than the Agent's agreement of indemnity upon usual and customary terms therefor.

               (vii) Anything herein to the contrary notwithstanding, (A) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (B) the exercise by the Administrative Agent or any Lender of any of its rights hereunder shall not release the Borrower from any of its duties or obligations under any such contract or agreement, (C) neither the Administrative Agent nor any Lender shall have any obligation or liability, including indemnification obligations, under any such contract or agreement by reason of this Agreement, nor shall the Administrative Agent or any Lender be obligated to perform any of the obligations or duties of the Borrower thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by the Borrower or the sufficiency of any performance by any party under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder, and (D) neither the Administrative Agent nor any Lender shall be under any duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management of the Collateral.

     (b)  Equity Interests.  All of the Equity Interests now or hereafter owned
          ----------------
by or in the possession of the Borrower which constitute the Collateral shall be promptly delivered to the Administrative Agent, to be held by the Administrative Agent pursuant hereto, in suitable form for transfer by delivery or accompanied by duly executed documents of transfer or assignments in blank, all in form and substance reasonably satisfactory to the Administrative Agent. The Borrower agrees that, with respect to all items of the Collateral which it is or shall hereafter be obligated to deliver to the Administrative Agent, until so delivered such items shall be held by the Borrower in trust for the benefit of the Administrative Agent and be segregated from the other Property of the Borrower.

     5.   Events of Default
          -----------------

          Each of the following shall constitute an "Event of Default":
                                                     ----------------

          (a) If the Borrower shall fail to observe or perform any term, covenant or agreement contained in this Agreement within 10 Domestic Business Days after the Borrower shall have become aware thereof; or

          (b) The occurrence and continuance of an Event of Default under, and as such term is defined in, the Credit Agreement.

     6.   Remedies
          --------

          (a) Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, the Administrative Agent may:

          (i) exercise any and all rights and remedies (A) granted to a Secured Party by the UCC in effect in the State of New York or otherwise allowed at law, and (B) otherwise provided by this Agreement, and

          (ii) dispose of the Collateral as it may choose, so long as every aspect of the disposition including the method, manner, time, place and terms are commercially reasonable, and the Borrower agrees that, without limitation, the following are each commercially reasonable: (A) the Administrative Agent shall not in any event be required to give more than 5 days' prior notice to the Borrower of any such disposition, (B) any place within the City of New York or the Counties of Nassau, Suffolk, and Westchester may be designated by the Administrative Agent for disposition, and (C) the Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) To the extent permitted by law, the Borrower hereby expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force, which might delay, prevent or otherwise impede the performance or enforcement of this Agreement.

     7.   Notices
          -------

          All notices and other communications provided for or otherwise required hereunder or in connection herewith shall be given in the manner and to the addresses set forth in Section 10.2 of the Credit Agreement.

     8.   Relationship to Credit Agreement
          --------------------------------

          This Agreement is the Borrower Security Agreement under, and as such term is defined in, the Credit Agreement, and is subject to, and should be construed in accordance with, the provisions thereof.

     9.   Governing Law
          -------------

          This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflict of laws.

     IN EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be duly executed on its behalf.


                                        EVEREN CAPITAL CORPORATION



                                        By:   ____________________________
                                        Name: ____________________________
                                        Title:____________________________



                                        THE BANK OF NEW YORK,
                                         as Administrative Agent


                                        By:   ____________________________
                                        Name: ____________________________
                                        Title:____________________________

                       SCHEDULE I TO SECURITY AGREEMENT

                           LIST OF EQUITY INTERESTS
                           ------------------------

                                                                  Percentage
                                                                of Issued and
                                                     Number of   Outstanding
           Issuer                   Certificate No.   Shares    Capital Stock
           ------                   ---------------   ------    -------------
EVEREN Securities Holdings, Inc.            7         995,000        100%

                         ANNEX A TO SECURITY AGREEMENT

                             TRANSACTION STATEMENT
                             ---------------------

     THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHT ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                                                       [DATE]

The Bank of New York, as Administrative Agent
One Wall Street
New York, New York 10286

          Reference is made to the Security Agreement, dated as of ____________, 1997, by and between EVEREN Capital Corporation and The Bank of New York, as Administrative Agent. This Transaction Statement is issued under Section 8-408 of the New York State Uniform Commercial Code.

DESCRIPTION OF THE ISSUE: ___________________________________

NUMBER OF SHARES OR UNITS PLEDGED: __________________________

REGISTERED OWNER: ______________________________________,           Taxpayer ID#
_______________

REGISTERED PLEDGEE: The Bank of New York, as Administrative Agent, One Wall Street, New York, New York 10286, Taxpayer ID# _______________

NOTATION OF LIENS: There are no liens, restrictions or adverse claims on the shares or units identified above as having been pledged.

DATE OF REGISTRATION OF THE PLEDGE: ______________, ____


                                        [NAME OF ISSUER]


                                        By:_________________________
                                        Name:_______________________
                                             Title:________________________